AUDITED FINANCIAL STATEMENTS

LLAC Variable Account

Year Ended December 31, 2020

with Report of Independent Registered Public Accounting Firm

LLAC Variable Account

Audited Financial Statements

Year Ended December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Lincoln Life Assurance Company of Boston and

Contract Owners of LLAC Variable Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise LLAC Variable Account (the Account) as of December 31, 2020, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the two years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts constituting LLAC Variable Account at December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Account is not required have, nor were we engaged to perform an audit of the Account’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

2000 Market Street
Philadelphia, PA 19103
T +1 215 561 7300
F +1 215 569 8709
mitchelltitus.com

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Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Account’s auditor since 2020.

/s/ Mitchell & Titus, LLP

Philadelphia, PA

August 11, 2021

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APPENDIX

List of Subaccounts

•                  BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares

•                  BNY Mellon Stock Index Fund, Inc., Initial Shares

•                  BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares

•                  BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares

•                  Columbia Variable Portfolio-Asset Allocation Fund, Class 1

•                  Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1

•                  Columbia Variable Portfolio-Government Money Market Fund, Class 1

•                  Columbia Variable Portfolio-Income Opportunities Fund, Class 1

•                  Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1

•                  Columbia Variable Portfolio-Small Cap Value Fund, Class 1

•                  Columbia Variable Portfolio-Strategic Income Fund, Class 1

•                  Franklin Growth and Income VIP Fund, Class 2

•                  Franklin Large Cap Growth VIP Fund, Class 2

•                  Franklin Strategic Income VIP Fund, Class 2

•                  INVESCO V.I. American Franchise Fund, Series 1

•                  INVESCO V.I. Government Securities Fund, Series 1

•                  INVESCO V.I. International Growth Fund, Series 1

•                  INVESCO V.I. Technology Fund, Series 1

•                  MFS VIT Core Equity Portfolio, Initial Class

•                  MFS VIT Growth Series, Initial Class

•                  MFS VIT High Yield Portfolio, Initial Class

•                  MFS VIT Investor Trust Series, Initial Class

•                  MFS VIT Research Series, Initial Class

•                  MFS VIT Utilities Series, Initial Class

•                  Templeton Growth VIP Fund, Class 2

3

LLAC Variable Account

Statement of Assets and Liabilities

December 31, 2020

	Shares	Cost	Net Asset Value	Market Value
Investments:
BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	2,431	$41,319	$36.68	$89,160
BNY Mellon Stock Index Fund, Inc., Initial Shares	63,535	3,042,265	64.27	4,083,406
BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	1,277	47,302	47.23	60,313
BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	8,268	319,237	47.18	390,108
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	155,013	3,130,888	29.93	4,639,546
Columbia Variable Portfolio-Government Money Market Fund, Class 1	1,069,625	1,069,625	1.00	1,069,625
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	141,081	1,052,786	7.71	1,087,731
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	30,819	327,810	29.48	908,533
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	177,985	2,575,783	16.17	2,878,015
Columbia Variable Portfolio-Strategic Income Fund, Class 1	265,256	1,107,204	4.40	1,167,125
Franklin Growth and Income VIP Fund, Class 2	295,290	4,065,389	12.97	3,829,912
Franklin Large Cap Growth VIP Fund, Class 2	17,640	344,430	28.65	505,386
Franklin Strategic Income VIP Fund, Class 2	154,467	1,617,694	10.36	1,600,280
INVESCO V.I. American Franchise Fund, Series 1	7,759	442,548	89.10	691,304
INVESCO V.I. Government Securities Fund, Series 1	13,488	160,200	12.04	162,400
INVESCO V.I. International Growth Fund, Series 1	98,470	3,493,413	42.52	4,186,939
INVESCO V.I. Technology Fund, Series 1	32,997	767,489	36.55	1,206,038
MFS VIT Core Equity Portfolio, Initial Class	5,133	109,163	27.88	143,102
MFS VIT Growth Series, Initial Class	40,506	1,982,336	73.81	2,989,785
MFS VIT High Yield Portfolio, Initial Class	33,299	190,781	5.68	189,138
MFS VIT Investor Trust Series, Initial Class	106,186	3,030,782	36.57	3,883,238
MFS VIT Research Series, Initial Class	123,678	3,393,565	32.87	4,065,297
MFS VIT Utilities Series, Initial Class	17,023	502,165	35.33	601,425
Templeton Growth VIP Fund, Class 2	198,240	2,241,396	11.17	2,214,340
Total assets				$42,642,146

Net Assets
Variable life contracts				$42,642,146

The accompanying notes are an integral part of these financial statements.

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LLAC Variable Account

Statement of Operations

December 31, 2020

	Variable Accounts
	BNY Mellon Stock Index Fund, Inc., Initial Shares	BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	Columbia Variable Portfolio-Asset Allocation Fund, Class 1	Columbia Variable Portfolio- Income Opportunities Fund, Class 1
Investment Income:
Dividends	$56,847	$2,713	$188	$701	$4,077	$45,921
Expenses:
Mortality and expense risks	26,011	3,185	1,000	838	494	6,513
Net investment income (loss)	30,836	(472)	(812)	(137)	3,583	39,408
Realized gain (loss) on investments
Realized gain (loss) on sale of portfolio shares	356,941	19,948	12,172	7,999	7,523	(22,360)
Change in unrealized appreciation/(depreciation) during the year	216,727	51,637	25,896	5,008	(21,880)	25,379
Net increase (decrease) in net assets from operations	$604,504	$71,113	$37,256	$12,870	$(10,774)	$42,427

	Variable Accounts
	Columbia Variable Portfolio- Large Cap Growth Stock Fund, Class 1	Columbia Variable Portfolio- Dividend Opportunity Fund, Class 1	Columbia Variable Portfolio- Government Money Market Fund, Class 1	Columbia Variable Portfolio- Small Cap Value Fund, Class 1	Columbia Variable Portfolio- Strategic Income Fund, Class 1	Franklin Growth and Income VIP Fund, Class 2
Investment Income:
Dividends	$—	$—	$2,388	$16,526	$37,101	$126,402
Expenses:
Mortality and expense risks	7,004	26,095	8,263	16,763	7,564	22,564
Net investment income (loss)	(7,004)	(26,095)	(5,875)	(237)	29,537	103,838
Realized gain (loss) on investments
Realized gain (loss) on sale of portfolio shares	89,583	133,580	404	57,489	(22,714)	749,922
Change in unrealized appreciation/(depreciation) during the year	152,500	(12,916)	—	393,701	43,916	(640,782)
Net increase (decrease) in net assets from operations	$235,079	$94,569	$(5,471)	$450,953	$50,739	$212,978

The accompanying notes are an integral part of these financial statements.

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LLAC Variable Account

Statement of Operations

December 31, 2020

	Variable Accounts
	Franklin Large Cap Growth VIP Fund, Class 2	Franklin Strategic Income VIP Fund, Class 2	INVESCO V.I. Technology Fund, Series 1	INVESCO V.I. American Franchise Fund, Series 1	INVESCO V.I. Government Securities Fund, Series 1	INVESCO V.I. International Growth Fund, Series 1
Investment Income:
Dividends	$—	$67,454	$—	$419	$3,718	$86,874
Expenses:
Mortality and expense risks	5,691	10,386	6,456	6,169	1,478	23,018
Net investment income (loss)	(5,691)	57,068	(6,456)	(5,750)	2,240	63,856
Realized gain (loss) on investments
Realized gain (loss) on sale of portfolio shares	58,590	(35,754)	198,543	95,876	1,572	136,602
Change in unrealized appreciation/(depreciation) during the year	106,000	3,001	198,983	121,596	3,535	290,785
Net increase (decrease) in net assets from operations	$158,899	$24,315	$391,070	$211,722	$7,347	$491,243

	Variable Accounts
	MFS VIT Core Equity Portfolio, Initial Class	MFS VIT Growth Series, Initial Class	MFS VIT High Yield Portfolio, Initial Class	MFS VIT Investor Trust Series, Initial Class	MFS VIT Research Series, Initial Class	MFS VIT Utilities Series, Initial Class	Templeton Growth VIP Fund, Class 2
Investment Income:
Dividends	$897	$—	$10,106	$21,820	$25,895	$13,667	$54,728
Expenses:
Mortality and expense risks	1,294	18,097	2,446	23,158	22,873	4,775	12,315
Net investment income (loss)	(397)	(18,097)	7,660	(1,338)	3,022	8,892	42,413
Realized gain (loss) on investments
Realized gain (loss) on sale of portfolio shares	6,735	404,673	(2,937)	176,191	175,686	17,855	(65,156)
Change in unrealized appreciation/(depreciation) during the year	15,391	310,340	1,507	274,253	362,015	3,708	150,343
Net increase (decrease) in net assets from operations	$21,729	$696,916	$6,230	$449,106	$540,723	$30,455	$127,600

The accompanying notes are an integral part of these financial statements.

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LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	BNY Mellon Stock Index Fund, Inc., Initial Shares		BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares		BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$30,836	$36,673	$(472)	$1,460	$(812)	$(650)
Realized gains (losses)	356,941	931,844	19,948	37,220	12,172	10,551
Change in unrealized appreciation (depreciation) during the year	216,727	(48,817)	51,637	60,287	25,896	3,141
Net increase (decrease) in net assets resulting from operations	604,504	919,700	71,113	98,967	37,256	13,042

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	152,414	165,515	10,225	11,357	777	869
Contract terminations and annuity payouts	(174,141)	(319,301)	(35,305)	(53,627)	(2,162)	(6,877)
Transfers between sub-accounts, net	(33,458)	(188,608)	(2,622)	(4,549)	(6,131)	(841)
Contract Loans	(12,860)	(28,413)	(422)	(703)	(3)	(56)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	(52,143)	83,285	—	(338)	—	(123)
Administrative charges	(112,658)	(113,555)	(9,390)	(9,257)	(610)	(557)
Net increase (decrease) in net assets resulting from contract transactions	(232,846)	(401,077)	(37,514)	(57,117)	(8,129)	(7,585)

Total increase (decrease) in net assets	371,658	518,623	33,599	41,850	29,127	5,457

Net assets at beginning of period	3,711,748	3,193,125	356,509	314,659	60,033	54,576

Net assets at end of period	$4,083,406	$3,711,748	$390,108	$356,509	$89,160	$60,033

The accompanying notes are an integral part of these financial statements.

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LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares		Columbia Variable Portfolio Asset Allocation Fund, Class 1		Columbia Variable Portfolio Income Opportunities Fund, Class 1
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(137)	$246	$3,583	$1,284	$39,408	$43,860
Realized gains (losses)	7,999	1,712	7,523	10,577	(22,360)	(66,538)
Change in unrealized appreciation (depreciation) during the year	5,008	14,326	(21,880)	14,407	25,379	160,834
Net increase (decrease) in net assets resulting from operations	12,870	16,284	(10,774)	26,268	42,427	138,156
Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	965	1,066	310	1,212	51,021	57,967
Contract terminations and annuity payouts	(15,039)	(1,067)	—	(1,667)	(24,636)	(68,881)
Transfers between sub-accounts, net	(241)	(3,311)	(147,240)	132	52,923	59,559
Contract Loans	(19)	(17)	—	—	(8,380)	(15,762)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	(12)	—	—	—	131
Administrative charges	(1,144)	(1,040)	(515)	(1,706)	(38,971)	(38,765)
Net increase (decrease) in net assets resulting from contract transactions	(15,478)	(4,381)	(147,445)	(2,029)	31,957	(5,751)

Total increase (decrease) in net assets	(2,608)	11,903	(158,219)	24,239	74,384	132,405

Net assets at beginning of period	62,921	51,018	158,219	133,980	1,013,347	880,942

Net assets at end of period	$60,313	$62,921	$—	$158,219	$1,087,731	$1,013,347

The accompanying notes are an integral part of these financial statements.

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LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	Columbia Variable Portfolio- Large Cap Growth Stock Fund, Class 1		Columbia Variable Portfolio- Dividend Opportunity Fund, Class 1		Columbia Variable Portfolio- Government Money Market Fund, Class 1
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,004)	$(5,782)	$(26,095)	$(21,659)	$(5,875)	$9,921
Realized gains (losses)	89,583	152,421	133,580	631,198	404	—
Change in unrealized appreciation (depreciation) during the year	152,500	78,320	(12,916)	232,079	—	—
Net increase (decrease) in net assets resulting from operations	235,079	224,959	94,569	841,618	(5,471)	9,921

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	24,226	28,052	216,633	235,927	46,620	47,312
Contract terminations and annuity payouts	(60,974)	(89,749)	(196,058)	(339,390)	(81,191)	(61,804)
Transfers between sub-accounts, net	(45,415)	6,215	389,285	50,852	255,659	127,322
Contract Loans	(3,015)	(18,610)	(20,491)	(40,844)	(2,736)	(5,918)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	(33,387)	—	317	—	5,245
Administrative charges	(24,998)	(25,341)	(151,279)	(153,121)	(39,896)	(40,487)
Net increase (decrease) in net assets resulting from contract transactions	(110,176)	(132,820)	238,090	(246,259)	178,456	71,670

Total increase (decrease) in net assets	124,903	92,139	332,659	595,359	172,985	81,591

Net assets at beginning of period	783,630	691,491	4,306,887	3,711,528	896,640	815,049

Net assets at end of period	$908,533	$783,630	$4,639,546	$4,306,887	$1,069,625	$896,640

The accompanying notes are an integral part of these financial statements.

9

LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	Columbia Variable Portfolio- Small Cap Value Fund, Class 1		Columbia Variable Portfolio- Strategic Income Fund, Class 1		Franklin Growth and Income VIP Fund, Class 2
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(237)	$823	$29,537	$33,251	$103,838	$57,700
Realized gains (losses)	57,489	76,290	(22,714)	(73,729)	749,922	471,818
Change in unrealized appreciation (depreciation) during the year	393,701	398,937	43,916	133,462	(640,782)	209,890
Net increase (decrease) in net assets resulting from operations	450,953	476,050	50,739	92,984	212,978	739,408

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	131,704	143,397	54,368	60,108	177,388	192,281
Contract terminations and annuity payouts	(107,917)	(197,367)	(32,329)	(75,038)	(163,078)	(245,079)
Transfers between sub-accounts, net	(167,998)	69,864	46,501	108,255	173,095	(6,580)
Contract Loans	(12,603)	(31,239)	(7,319)	(13,253)	(16,510)	(31,288)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	217	(58)	(219)	—	19
Administrative charges	(92,324)	(92,502)	(39,971)	(39,821)	(119,773)	(116,827)
Net increase (decrease) in net assets resulting from contract transactions	(249,138)	(107,630)	21,192	40,032	51,122	(207,474)

Total increase (decrease) in net assets	201,815	368,420	71,931	133,016	264,100	531,934

Net assets at beginning of period	2,676,200	2,307,780	1,095,194	962,178	3,565,812	3,033,878

Net assets at end of period	$2,878,015	$2,676,200	$1,167,125	$1,095,194	$3,829,912	$3,565,812

The accompanying notes are an integral part of these financial statements.

10

LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	Franklin Large Cap Growth VIP Fund, Class 2		Franklin Strategic Income VIP Fund, Class 2		INVESCO V.I. Technology Fund, Series 1
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,691)	$(4,107)	$57,068	$62,341	$(6,456)	$(5,054)
Realized gains (losses)	58,590	83,095	(35,754)	(66,586)	198,543	194,555
Change in unrealized appreciation (depreciation) during the year	106,000	31,257	3,001	101,226	198,983	121,884
Net increase (decrease) in net assets resulting from operations	158,899	110,245	24,315	96,981	391,070	311,385

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	5,632	5,851	73,984	82,500	58,676	62,466
Contract terminations and annuity payouts	(20,660)	(65,356)	(45,497)	(70,597)	(53,398)	(78,871)
Transfers between sub-accounts, net	(36,077)	(18,509)	104,522	180,915	(249,000)	(71,149)
Contract Loans	15	46	(10,539)	(19,113)	(3,980)	(8,006)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	(310)	—	(40)	—	133
Administrative charges	(5,449)	(5,204)	(54,046)	(53,896)	(39,227)	(38,192)
Net increase (decrease) in net assets resulting from contract transactions	(56,539)	(83,482)	68,424	119,769	(286,929)	(133,619)

Total increase (decrease) in net assets	102,360	26,763	92,739	216,750	104,141	177,766

Net assets at beginning of period	403,026	376,263	1,507,541	1,290,791	1,101,897	924,131

Net assets at end of period	$505,386	$403,026	$1,600,280	$1,507,541	$1,206,038	$1,101,897

The accompanying notes are an integral part of these financial statements.

11

LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	INVESCO V.I. American Franchise Fund, Series 1		INVESCO V.I. Government Securities Fund, Series 1		INVESCO V.I. International Growth Fund, Series 1
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,750)	$(4,567)	$2,240	$2,440	$63,856	$38,726
Realized gains (losses)	95,876	152,829	1,572	(438)	136,602	510,933
Change in unrealized appreciation (depreciation) during the year	121,596	23,112	3,535	5,287	290,785	325,222
Net increase (decrease) in net assets resulting from operations	211,722	171,374	7,347	7,289	491,243	874,881

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	15,994	18,916	5,050	5,575	194,129	209,789
Contract terminations and annuity payouts	(51,574)	(79,686)	(38,847)	(13,428)	(178,785)	(259,923)
Transfers between sub-accounts, net	(54,454)	(30,651)	43,311	12,951	(3,082)	(50,922)
Contract Loans	(1,360)	(3,465)	(391)	(1,266)	(15,388)	(29,958)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	881	—	(7)	—	167
Administrative charges	(16,033)	(17,043)	(4,440)	(4,383)	(130,377)	(132,171)
Net increase (decrease) in net assets resulting from contract transactions	(107,427)	(111,048)	4,683	(558)	(133,503)	(263,018)

Total increase (decrease) in net assets	104,295	60,326	12,030	6,731	357,740	611,863

Net assets at beginning of period	587,009	526,683	150,370	143,639	3,829,199	3,217,336

Net assets at end of period	$691,304	$587,009	$162,400	$150,370	$4,186,939	$3,829,199

The accompanying notes are an integral part of these financial statements.

12

LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	MFS VIT Core Equity Portfolio, Initial Class		MFS VIT Growth Series, Initial Class		MFS VIT High Yield Portfolio, Initial Class
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(397)	$(136)	$(18,097)	$(14,387)	$7,660	$8,183
Realized gains (losses)	6,735	27,051	404,673	721,424	(2,937)	(8,345)
Change in unrealized appreciation (depreciation) during the year	15,391	6,949	310,340	112,833	1,507	22,409
Net increase (decrease) in net assets resulting from operations	21,729	33,864	696,916	819,870	6,230	22,247

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	2,903	3,081	129,520	140,937	2,207	2,103
Contract terminations and annuity payouts	(776)	(25,331)	(160,435)	(219,363)	(7,848)	(16,196)
Transfers between sub-accounts, net	215	(2,675)	(299,666)	(222,710)	7,347	4,158
Contract Loans	(5)	12	(12,964)	(24,464)	17	16
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	(59)	—	(124)	—	(4)
Administrative charges	(1,852)	(1,932)	(98,607)	(98,162)	(1,995)	(2,015)
Net increase (decrease) in net assets resulting from contract transactions	485	(26,904)	(442,152)	(423,886)	(272)	(11,938)

Total increase (decrease) in net assets	22,214	6,960	254,764	395,984	5,958	10,309

Net assets at beginning of period	120,888	113,928	2,735,021	2,339,037	183,180	172,871

Net assets at end of period	$143,102	$120,888	$2,989,785	$2,735,021	$189,138	$183,180

The accompanying notes are an integral part of these financial statements.

13

LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	MFS VIT Investor Trust Series, Initial Class		MFS VIT Research Series, Initial Class		MFS VIT Utilities Series, Initial Class
	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,338)	$4,371	$3,022	$9,410	$8,892	$17,908
Realized gains (losses)	176,191	603,192	175,686	788,265	17,855	29,079
Change in unrealized appreciation (depreciation) during the year	274,253	293,325	362,015	178,459	3,708	72,187
Net increase (decrease) in net assets resulting from operations	449,106	900,888	540,723	976,134	30,455	119,174

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	177,520	192,566	193,198	209,374	20,538	21,347
Contract terminations and annuity payouts	(161,848)	(246,990)	(164,924)	(234,442)	(3,052)	(59,531)
Transfers between sub-accounts, net	(33,862)	(139,040)	(104,684)	(188,085)	8,435	(6,867)
Contract Loans	(16,809)	(31,723)	(18,381)	(34,515)	(1,521)	(1,526)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	(188)	—	(254)	—	(288)
Administrative charges	(122,275)	(123,423)	(132,473)	(132,164)	(23,334)	(22,964)
Net increase (decrease) in net assets resulting from contract transactions	(157,274)	(348,798)	(227,264)	(380,086)	1,066	(69,829)

Total increase (decrease) in net assets	291,832	552,090	313,459	596,048	31,521	49,345

Net assets at beginning of period	3,591,406	3,039,316	3,751,838	3,155,790	569,904	520,559

Net assets at end of period	$3,883,238	$3,591,406	$4,065,297	$3,751,838	$601,425	$569,904

The accompanying notes are an integral part of these financial statements.

14

LLAC Variable Account

Statements of Changes in Net Assets

December 31, 2020 and 2019

	Templeton Growth VIP Fund, Class 2
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$42,413	$41,354
Realized gains (losses)	(65,156)	328,800
Change in unrealized appreciation (depreciation) during the year	150,343	(111,097)
Net increase (decrease) in net assets resulting from operations	127,600	259,057

Contract increase (decrease) in net assets from owner transactions:
Purchase payments from contract owners	104,004	111,811
Contract terminations and annuity payouts	(83,686)	(158,917)
Transfers between sub-accounts, net	103,409	183,711
Contract Loans	(8,645)	(16,219)
Other transfers (to) from Lincoln Life
Assurance Company of Boston	—	83
Administrative charges	(68,043)	(69,625)
Net increase (decrease) in net assets resulting from contract transactions	47,039	50,844

Total increase (decrease) in net assets	174,639	309,901

Net assets at beginning of period	2,039,701	1,729,800

Net assets at end of period	$2,214,340	$2,039,701

The accompanying notes are an integral part of these financial statements.

15

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

1.  Organization

Effective September 1, 2019, Liberty Life Assurance Company of Boston is now known as Lincoln Life Assurance Company of Boston (“the Company”). LLAC Variable Account (“the Variable Account”) is a separate investment account established by the Company to receive and invest premium payments from individual variable life insurance contracts issued by the Company.  The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds.  Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of twenty-four mutual funds (“the Funds”) of 5 open-ended management investment companies, each Fund with its own investment objective. The Funds are:

BNY Mellon Investment Adviser, Inc.

BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares

BNY Mellon Stock Index Fund, Inc., Initial Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares

BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio-Income Opportunities Fund, Class 1

Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1

Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1

Columbia Variable Portfolio-Government Money Market Fund, Class 1

Columbia Variable Portfolio-Small Cap Value Fund, Class 1

Columbia Variable Portfolio-Strategic Income Fund, Class 1

Franklin Templeton Funds, Inc.

Franklin Growth and Income VIP Fund, Class 2

Franklin Large Cap Growth VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

INVESCO Variable Insurance Funds, Inc.

INVESCO V.I. American Franchise Fund, Series 1

INVESCO V.I. Government Securities Fund, Series 1

INVESCO V.I. International Growth Fund, Series 1

INVESCO V.I. Technology Fund, Series 1

MFS Variable Insurance Trust

MFS VIT Core Equity Portfolio, Initial Class

16

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

MFS VIT Growth Series, Initial Class

MFS VIT High Yield Portfolio, Initial Class

MFS VIT Investor Trust Series, Initial Class

MFS VIT Research Series, Initial Class

MFS VIT Utilities Series, Initial Class

The following funds were merged in 2020:

Columbia Variable Portfolio — Asset Allocation Fund Class 1 merged into Columbia Variable Portfolio — Government Money Market Fund Class 1.

As of January 1, 2009, the Company no longer offers Variable Life Insurance contracts for sale.

The COVID-19 pandemic emerged in the United States in the first quarter of 2020 and led to an extreme downturn in and volatility of the capital markets, record-low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders, and limitations on business activity. The severe restriction in economic activity caused by the COVID-19 pandemic and increased level of unemployment in the United States have contributed to increased volatility and uncertainty regarding expectations for the economy and markets going forward. Although states have eased restrictions and the capital markets have mostly recovered, it is unclear when the economy will operate under normal or near-normal conditions. In the third quarter of 2020, the economy began to recover. However, as the economic and regulatory environment continues to react and evolve, management cannot predict the full impact of the pandemic and ensuing conditions on the Variable Account’s financial results. The ultimate impact on the Variable Account’s financial results depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing, and difficult to predict. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, the Variable Account’s financial results.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

Fair Value

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds’ underlying investments. The difference between cost and net asset value is reflected as unrealized

17

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

appreciation or depreciation of investments. There are no redemption restrictions on investment in the Funds. Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.

Investments

Investments in mutual funds are valued at their closing net asset values as determined by the respective mutual fund.  Investments in shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date.  Income from dividends is recorded on the ex-dividend date.  Realized gains and losses on sales of investments are computed on the basis of identified cost of the investment sold.

Income Taxes

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Variable Account to the extent the earnings are credited under the contracts.  As a result, no charge is being made currently to the Variable Account for federal income taxes.  The Company will review periodically the status of this policy in the event of changes in the tax law.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.  Expenses

The Company’s Spectrum Select, a modified single payment variable universal life insurance contract (SPVUL), has no deductions made from purchase payments for sales charges at the time of purchase.  In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted and recorded on the Statements of Changes in Net Assets.  Daily deductions are made from each subaccount for assumption of mortality and expense risk fees at an annual rate of 1.65% of contract value.  These deductions are recorded on the Statement of Operations.

A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contract holder’s account at the beginning of each contract month.  An annual contract fee to cover the cost of contract administration is deducted from each contract holder’s account on the contract anniversary date.  These charges are reported on the Statements of Changes in Net Assets.

18

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

The Company’s Spectrum Select Plus, a flexible premium variable universal life insurance contract (FPVUL), has a deduction made from each purchase payment for taxes and sales charges at the time of purchase.  In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted and recorded on the Statements of Changes in Net Assets.  Daily deductions are made from each subaccount for assumption of mortality and expense risk fees at an annual rate of 0.60% of contract value.  These deductions are recorded on the Statement of Operations.

A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contract holder’s account at the beginning of each contract month.  A monthly contract fee to cover the cost of contract administration is deducted from each contract holder’s account at the beginning of each contract month.  These charges are reported on the Statements of Changes in Net Assets.

4.  Affiliated Company Transactions

The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5.   Contract Loans

Contract holders are permitted to borrow against the cash value of their account.  The loan proceeds are deducted from the Variable Account and recorded in the Company’s general account as an asset.

6.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

19

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

7.  Purchases and Sales of Investments

The cost of shares purchased, including reinvestment of dividend distributions, and proceeds from shares sold during 2020 are shown below:

Fund	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	$8,363	$9,821
BNY Mellon Stock Index Fund, Inc., Initial Shares	368,190	344,714
BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	17,113	31,967
BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	38,661	47,545
Columbia Variable Portfolio-Asset Allocation Fund, Class 1	46,116	148,094
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	497,389	285,394
Columbia Variable Portfolio-Government Money Market Fund, Class 1	444,157	268,991
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	166,432	95,067
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	11,132	128,313
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	602,207	737,761
Columbia Variable Portfolio-Strategic Income Fund, Class 1	186,517	135,789
Franklin Growth and Income VIP Fund, Class 2	1,148,070	254,189
Franklin Large Cap Growth VIP Fund, Class 2	46,330	65,749
Franklin Strategic Income VIP Fund, Class 2	302,133	176,640
INVESCO V.I. American Franchise Fund, Series 1	51,081	120,546
INVESCO V.I. Government Securities Fund, Series 1	68,681	61,759
INVESCO V.I. International Growth Fund, Series 1	324,253	310,206
INVESCO V.I. Technology Fund, Series 1	125,566	327,435
MFS VIT Core Equity Portfolio, Initial Class	11,481	5,192
MFS VIT Growth Series, Initial Class	318,086	609,670
MFS VIT High Yield Portfolio, Initial Class	21,768	14,379
MFS VIT Investor Trust Series, Initial Class	258,566	312,801
MFS VIT Research Series, Initial Class	319,897	401,390
MFS VIT Utilities Series, Initial Class	50,974	26,766
Templeton Growth VIP Fund, Class 2	251,259	161,806
	$5,684,422	$5,081,984

20

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

8. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020 is as follows:

	2020
Fund	Units Issued	Units Redeemed	Net Increase (Decrease) in Units
BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	19	250	(231)
BNY Mellon Stock Index Fund, Inc., Initial Shares	3,615	11,781	(8,166)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	838	1,696	(858)
BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	220	1,509	(1,289)
Columbia Variable Portfolio-Asset Allocation Fund, Class 1	—	7,608	(7,608)
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	23,951	11,475	12,476
Columbia Variable Portfolio-Government Money Market Fund, Class 1	40,078	22,715	17,363
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	5,196	4,262	933
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	482	5,443	(4,960)
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	12,661	12,872	(211)
Columbia Variable Portfolio-Strategic Income Fund, Class 1	5,187	5,014	173
Franklin Growth and Income VIP Fund, Class 2	11,958	8,846	3,112
Franklin Large Cap Growth VIP Fund, Class 2	118	2,159	(2,040)
Franklin Strategic Income VIP Fund, Class 2	9,467	7,431	2,036
INVESCO V.I. American Franchise Fund, Series 1	327	5,502	(5,176)
INVESCO V.I. Government Securities Fund, Series 1	3,281	3,092	189
INVESCO V.I. International Growth Fund, Series 1	8,551	15,202	(6,651)
INVESCO V.I. Technology Fund, Series 1	1,141	11,263	(10,122)
MFS VIT Core Equity Portfolio, Initial Class	181	143	38
MFS VIT Growth Series, Initial Class	4,715	21,666	(16,951)
MFS VIT High Yield Portfolio, Initial Class	479	539	(60)
MFS VIT Investor Trust Series, Initial Class	4,779	10,093	(5,314)
MFS VIT Research Series, Initial Class	5,063	13,519	(8,455)
MFS VIT Utilities Series, Initial Class	596	526	70
Templeton Growth VIP Fund, Class 2	11,354	7,952	3,401
	154,256	192,558	(38,302)

21

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

8. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2019 is as follows:

	2019
Fund	Units Issued	Units Redeemed	Net Increase (Decrease) in Units
BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	67	327	(260)
BNY Mellon Stock Index Fund, Inc., Initial Shares	2,657	21,290	(18,633)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	43	216	(173)
BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	228	2,723	(2,495)
Columbia Variable Portfolio-Asset Allocation Fund, Class 1	—	1	(1)
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	7,781	18,882	(11,101)
Columbia Variable Portfolio-Government Money Market Fund, Class 1	21,215	15,540	5,675
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	3,986	4,457	(471)
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	590	9,694	(9,104)
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	4,450	6,535	(2,085)
Columbia Variable Portfolio-Strategic Income Fund, Class 1	4,906	3,675	1,231
Franklin Growth and Income VIP Fund, Class 2	4,893	12,983	(8,090)
Franklin Large Cap Growth VIP Fund, Class 2	250	4,337	(4,087)
Franklin Strategic Income VIP Fund, Class 2	8,831	3,974	4,857
INVESCO V.I. American Franchise Fund, Series 1	449	7,484	(7,035)
INVESCO V.I. Government Securities Fund, Series 1	881	970	(89)
INVESCO V.I. International Growth Fund, Series 1	8,323	22,867	(14,544)
INVESCO V.I. Technology Fund, Series 1	1,713	7,224	(5,511)
MFS VIT Core Equity Portfolio, Initial Class	97	1,241	(1,144)
MFS VIT Growth Series, Initial Class	2,416	21,161	(18,745)
MFS VIT High Yield Portfolio, Initial Class	291	879	(588)
MFS VIT Investor Trust Series, Initial Class	3,476	16,616	(13,140)
MFS VIT Research Series, Initial Class	3,890	18,639	(14,749)
MFS VIT Utilities Series, Initial Class	435	2,511	(2,076)
Templeton Growth VIP Fund, Class 2	14,426	11,637	2,789
	96,294	215,863	(119,569)

22

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

9. Financial Highlights

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying portfolios, are as follows:

	At December 31, 2020			For the year ended December 31, 2020
Subaccount	Units	Unit Fair Value - lowest to highest	Net Assets	Expense Ratio* - lowest to highest	Investment Income Ratio **	Total Return*** - lowest to highest
BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	1,857	$47.68 to $50.67	$89,160	0.60% to 1.65%	0.25%	67.22% to 68.93%
BNY Mellon Stock Index Fund, Inc., Initial Shares	123,514	$28.07 to $33.23	4,083,406	0.60% to 1.65%	1.46%	16.08% to 17.32%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	2,923	$19.22 to $24.39	60,313	0.60% to 1.65%	1.14%	22.17% to 23.42%
BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	11,355	$31.24 to $36.35	390,108	0.60% to 1.65%	0.73%	21.72% to 22.97%
Columbia Variable Portolio-Asset Allocation Fund, Class 1 (a)	—	$18.88 to $23.71	—	0.60% to 1.65%	5.15%	11.30% to 12.57%
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	184,961	$22.39 to $25.31	4,639,546	0.60% to 1.65%	0.00%	(0.46)% to 0.56%
Columbia Variable Portfolio-Government Money Market Fund, Class 1	95,561	$9.45 to $12.13	1,069,625	0.60% to 1.65%	0.24%	(1.33)% to (0.32)%
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	45,379	$19.6 to $24.56	1,087,731	0.60% to 1.65%	4.37%	4.21% to 5.28%
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	31,943	$21.08 to $29.44	908,533	0.60% to 1.65%	0.00%	32.53% to 33.95%
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	47,989	$48.29 to $61.41	2,878,015	0.60% to 1.65%	0.60%	7.07% to 8.16%
Columbia Variable Portfolio-Strategic Income Fund, Class 1	39,513	$24.76 to $30.51	1,167,125	0.60% to 1.65%	3.28%	5.12% to 6.20%
Franklin Growth and Income VIP Fund, Class 2	128,645	$27.25 to $30.03	3,829,912	0.60% to 1.65%	3.42%	3.84% to 4.91%
Franklin Large Cap Growth VIP Fund, Class 2	14,795	$32.55 to $38.63	505,386	0.60% to 1.65%	0.00%	42.33% to 43.79%
Franklin Strategic Income VIP Fund, Class 2	63,534	$21.47 to $25.94	1,600,280	0.60% to 1.65%	4.34%	1.78% to 2.83%
INVESCO V.I. American Franchise Fund, Series 1	28,840	$19.78 to $28.99	691,304	0.60% to 1.65%	0.07%	40.09% to 41.53%
INVESCO V.I. Government Securities Fund, Series 1	8,679	$16.39 to $20.39	162,400	0.60% to 1.65%	2.38%	4.58% to 5.65%
INVESCO V.I. International Growth Fund, Series 1	188,059	$16.27 to $22.79	4,186,939	0.60% to 1.65%	2.17%	12.18% to 13.33%
INVESCO V.I. Technology Fund, Series 1	31,012	$38.74 to $52.66	1,206,038	0.60% to 1.65%	0.00%	45.27% to 43.79%
MFS VIT Core Equity Portfolio, Initial Class	4,684	$28.67 to $32.54	143,102	0.60% to 1.65%	0.68%	16.82% to 18.02%
MFS VIT Growth Series, Initial Class	85,275	$22.7 to $36.88	2,989,785	0.60% to 1.65%	0.00%	29.76% to 31.09%
MFS VIT High Yield Portfolio, Initial Class	7,866	$23.04 to $27.87	189,138	0.60% to 1.65%	5.43%	3.41% to 4.47%
MFS VIT Investor Trust Series, Initial Class	115,835	$28.3 to $34.16	3,883,238	0.60% to 1.65%	0.58%	12.06% to 13.21%
MFS VIT Research Series, Initial Class	121,361	$24.97 to $34.13	4,065,297	0.60% to 1.65%	0.66%	14.74% to 15.92%
MFS VIT Utilities Series, Initial Class	14,329	$33.26 to $47.2	601,425	0.60% to 1.65%	2.33%	4.22% to 5.29%
Templeton Growth VIP Fund, Class 2	104,941	$19.94 to $21.2	2,214,340	0.60% to 1.65%	2.57%	4.11% to 5.18%

	At December 31, 2019			For the year ended December 31, 2019
Subaccount	Units	Unit Fair Value - lowest to highest	Net Assets	Expense Ratio* - lowest to highest	Investment Income Ratio **	Total Return*** - lowest to highest
BNY Mellon Investment Portfolios, Technology Growth Portfolio, Initial Shares	2,088	$28.51 to $29.99	$60,033	0.60% to 1.65%	0.00%	68.17% to 42.44%
BNY Mellon Stock Index Fund, Inc., Initial Shares	131,680	$24.18 to $28.32	3,711,748	0.60% to 1.65%	2.61%	47.78% to 40.74%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc., Initial Shares	3,781	$15.74 to $19.76	62,921	0.60% to 1.65%	0.23%	32.28% to 21.62%
BNY Mellon Variable Investment Fund, Appreciation Portfolio, Initial Shares	12,644	$25.67 to $29.56	356,509	0.60% to 1.65%	0.19%	39.74% to 44.99%
Columbia Variable Portfolio-Asset Allocation Fund, Class 1	7,608	$16.96 to $21.06	158,219	0.60% to 1.65%	0.61%	78.11% to 75.39%
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	172,485	$22.49 to $25.17	4,306,887	0.60% to 1.65%	0.00%	(40.27)% to (46.46)%
Columbia Variable Portfolio-Government Money Market Fund, Class 1	78,198	$9.57 to $12.17	896,640	0.60% to 1.65%	1.68%	(55.72)% to (53.46)%
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	44,446	$18.81 to $23.33	1,013,347	0.60% to 1.65%	2.34%	0.38% to 7.54%
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	36,903	$15.9 to $21.98	783,630	0.60% to 1.65%	0.00%	(16.77)% to 0.72%
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	48,200	$45.1 to $56.78	2,676,200	0.60% to 1.65%	1.09%	96.44% to 137.04%
Columbia Variable Portfolio-Strategic Income Fund, Class 1	39,340	$23.56 to $28.73	1,095,194	0.60% to 1.65%	6.91%	98.51% to 94.44%
Franklin Growth and Income VIP Fund, Class 2	125,533	$26.25 to $28.63	3,565,812	0.60% to 1.65%	2.31%	24.03% to 25.06%
Franklin Large Cap Growth VIP Fund, Class 2	16,835	$22.87 to $26.86	403,026	0.60% to 1.65%	0.00%	32.84% to 33.94%
Franklin Strategic Income VIP Fund, Class 2	61,498	$21.1 to $25.23	1,507,541	0.60% to 1.65%	5.06%	6.66% to 7.54%
INVESCO V.I. American Franchise Fund, Series 1	34,016	$14.12 to $20.480	587,009	0.60% to 1.65%	0.00%	(28.38)% to (24.99)%
INVESCO V.I. Government Securities Fund, Series 1	8,490	$15.67 to $19.3	150,370	0.60% to 1.65%	1.07%	49.80% to 28.24%
INVESCO V.I. International Growth Fund, Series 1	194,710	$14.5 to $20.11	3,829,199	0.60% to 1.65%	2.89%	(3.10)% to 10.01%
INVESCO V.I. Technology Fund, Series 1	41,134	$26.67 to $36.62	1,101,897	0.60% to 1.65%	0.00%	133.32% to 133.03%
MFS VIT Core Equity Portfolio, Initial Class	4,646	$24.54 to $27.570	120,888	0.60% to 1.65%	0.86%	31.47% to 32.56%
MFS VIT Growth Series, Initial Class	102,226	$17.5 to $28.13	2,735,021	0.60% to 1.65%	0.00%	36.36% to 37.50%
MFS VIT High Yield Portfolio, Initial Class	7,926	$22.28 to $26.68	183,180	0.60% to 1.65%	5.72%	13.32% to 14.27%
MFS VIT Investor Trust Series, Initial Class	121,149	$25.25 to $30.18	3,591,406	0.60% to 1.65%	0.70%	29.88% to 30.96%
MFS VIT Research Series, Initial Class	129,816	$21.76 to $29.44	3,751,838	0.60% to 1.65%	0.80%	31.23% to 32.32%
MFS VIT Utilities Series, Initial Class	14,259	$31.91 to $44.83	569,904	0.60% to 1.65%	4.03%	23.45% to 24.48%
Templeton Growth VIP Fund, Class 2	101,540	$19.15 to $20.16	2,039,701	0.60% to 1.65%	2.72%	13.66% to 14.61%

23

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

9. Financial Highlights (continued)

	At December 31, 2018			For the year ended December 31, 2018
Subaccount	Units	Unit Fair Value - lowest to highest	Net Assets	Expense Ratio* - lowest to highest	Investment Income Ratio **	Total Return*** - lowest to highest
Columbia Variable Portfolio-Asset Allocation Fund, Class 1	7,609	$16.96 to $21.06	$133,980	0.60% to 1.65%	9.10%	(6.10)% to (5.10)%
Columbia Variable Portfolio-Income Opportunities Fund, Class 1	44,917	$16.36 to $20.12	880,942	0.60% to 1.65%	5.19%	(5.34)% to (4.33)%
Columbia Variable Portfolio-Large Cap Growth Stock Fund, Class 1	46,007	$11.90 to $16.25	691,491	0.60% to 1.65%	0.00%	(5.52)% to (4.52)%
Columbia Variable Portfolio-Dividend Opportunity Fund, Class 1	183,586	$18.37 to $20.39	3,711,528	0.60% to 1.65%	0.00%	(7.28)% to (6.30)%
Columbia Variable Portfolio-Government Money Market Fund, Class 1	72,523	$9.52 to $12.01	815,049	0.60% to 1.65%	1.55%	(0.15)% to 0.91%
Columbia Variable Portfolio-Small Cap Value Fund, Class 1	50,285	$37.66 to $47.01	2,307,780	0.60% to 1.65%	15.33%	(19.36)% to (18.50)%
Columbia Variable Portfolio-Strategic Income Fund, Class 1	38,109	$21.62 to $26.15	962,178	0.60% to 1.65%	3.61%	(2.03)% to (0.99)%
Dreyfus Stock Index Fund, Inc., Initial Shares	150,313	$18.74 to $21.69	3,193,125	0.60% to 1.65%	4.13%	(6.20)% to (5.21)%
Dreyfus Variable Investment Fund, Appreciation Portfolio, Initial Shares	15,139	$19.11 to $21.82	314,659	0.60% to 1.65%	14.58%	(8.39)% to (7.41)%
Dreyfus Investment Portfolios, Technology Growth Portfolio, Initial Shares	2,348	$22.96 to $23.95	54,576	0.60% to 1.65%	5.59%	(2.61)% to (1.58)%
Dreyfus Sustainable U.S. Equity Portfolio, Inc., Initial Shares	3,954	$11.87 to $14.78	51,018	0.60% to 1.65%	18.61%	(5.98)% to (4.98)%
Franklin Growth and Income VIP Fund, Class 2	133,623	$21.16 to $22.89	3,033,878	0.60% to 1.65%	5.41%	(6.15)% to (5.15)%
Franklin Large Cap Growth VIP Fund, Class 2	20,922	$17.22 to $20.06	376,263	0.60% to 1.65%	8.49%	(3.09)% to (2.06)%
Franklin Strategic Income VIP Fund, Class 2	56,641	$19.78 to $23.46	1,290,791	0.60% to 1.65%	2.83%	(3.75)% to (2.72)%
INVESCO V.I. Technology Fund, Series 1	46,645	$19.72 to $27.30	924,131	0.60% to 1.65%	4.66%	(1.05)% to (2.09)%
INVESCO V.I. American Franchise Fund, Series 1	41,051	$10.46 to $15.05	526,683	0.60% to 1.65%	6.71%	(5.21)% to (4.20)%
INVESCO V.I. Government Securities Fund, Series 1	8,579	$14.97 to $18.28	143,639	0.60% to 1.65%	2.17%	(1.10)% to (0.05)%
INVESCO V.I. International Growth Fund, Series 1	209,254	$11.43 to $15.71	3,217,336	0.60% to 1.65%	2.92%	(16.38)% to (15.49)%
MFS VIT Core Equity Portfolio, Initial Class	5,790	$18.67 to $20.80	113,928	0.60% to 1.65%	11.95%	(5.41)% to (4.41)%
MFS VIT Growth Series, Initial Class	120,971	$12.83 to $20.46	2,339,037	0.60% to 1.65%	7.14%	0.98% to 2.05%
MFS VIT High Yield Portfolio, Initial Class	8,514	$19.66 to $23.35	172,871	0.60% to 1.65%	5.92%	(4.67)% to (3.66)%
MFS VIT Investor Trust Series, Initial Class	134,289	$19.44 to $23.04	3,039,316	0.60% to 1.65%	5.35%	(7.04)% to (6.06)%
MFS VIT Research Series, Initial Class	144,565	$16.58 to $22.25	3,155,790	0.60% to 1.65%	12.94%	(5.94)% to (4.94)%
MFS VIT Utilities Series, Initial Class	16,335	$25.85 to $36.01	520,559	0.60% to 1.65%	1.51%	(0.60)% to 0.45%
Templeton Growth VIP Fund, Class 2	98,751	$16.85 to $17.59	1,729,800	0.60% to 1.65%	10.81%	(16.25)% to (15.36)%

	At December 31, 2017			For the year ended December 31, 2017
Subaccount	Units	Unit Fair Value - lowest to highest	Net Assets	Expense Ratio* - lowest to highest	Investment Income Ratio **	Total Return*** - lowest to highest
Columbia Asset Allocation Fund, Variable Series	7,660	$18.06 to $22.19	$143,392	0.60% to 1.65%	1.76%	13.74% to 14.93%
Columbia Income Opportunities Fund, Variable Series	47,110	$17.28 to $21.04	967,058	0.60% to 1.65%	6.09%	4.82% to 5.92%
Columbia Large Cap Growth Stock Fund, Variable Series	49,390	$12.59 to $17.02	741,480	0.60% to 1.65%	0.00%	26.05% to 27.37%
Columbia Dividend Opportunity Fund, Variable Series	187,914	$19.81 to $21.76	4,056,531	0.60% to 1.65%	0.00%	12.51% to 13.69%
Columbia Cash Management Fund	84,476	$9.54 to $11.90	939,808	0.60% to 1.65%	0.41%	(1.22)% to (0.18)%
Columbia Small Cap Value Fund, Variable Series	45,543	$46.70 to $57.69	2,563,046	0.60% to 1.65%	7.19%	12.45% to 13.63%
Columbia Strategic Income Fund, Variable Series	42,059	$22.07 to $26.420	1,072,377	0.60% to 1.65%	2.95%	4.62% to 5.73%
Dreyfus Stock Index Fund	156,425	$19.98 to $22.88	3,455,516	0.60% to 1.65%	4.08%	19.56% to 20.81%
Dreyfus Variable Investment Fund, Appreciation Portfolio	15,256	$20.86 to $23.57	343,794	0.60% to 1.65%	14.54%	25.26% to 26.57%
Dreyfus Investment Portfolios, Technology Growth Portfolio	2,374	$23.58 to $24.34	56,486	0.60% to 1.65%	5.06%	40.31% to 41.79%
Dreyfus Socially Responsible Growth Fund	5,185	$12.62 to $15.55	69,867	0.60% to 1.65%	8.54%	13.45% to 14.65%
Franklin Growth and Income Securities Fund	139,011	$22.55 to $24.14	3,329,854	0.60% to 1.65%	11.70%	13.96% to 15.16%
Franklin Large Cap Growth Securities Fund	22,841	$17.76 to $20.48	422,425	0.60% to 1.65%	8.62%	26.02% to 27.34%
Franklin Strategic Income Securities Fund	61,714	$20.55 to $24.11	1,445,172	0.60% to 1.65%	2.86%	2.85% to 3.93%
INVESCO V.I. Technology Fund	50,485	$19.93 to $27.89	1,010,858	0.60% to 1.65%	5.21%	34.33% to 32.93%
INVESCO V.I. American Franchise Fund	42,171	$11.04 to $15.71	566,719	0.60% to 1.65%	7.78%	25.26% to 26.58%
INVESCO V.I. Government Securities Fund	9,396	$15.13 to $18.29	158,341	0.60% to 1.65%	2.08%	0.29% to 1.35%
INVESCO V.I. International Growth Fund	196,970	$13.67 to $18.59	3,581,476	0.60% to 1.65%	1.43%	21.00% to 22.27%
MFS VIT Core Equity Series	5,745	$19.74 to $21.76	118,772	0.60% to 1.65%	5.99%	22.79% to 24.08%
MFS VIT Growth Series	133,139	$12.71 to $20.05	2,525,362	0.60% to 1.65%	4.04%	29.26% to 30.62%
MFS VIT High Yield Series	9,721	$20.63 to $24.24	206,571	0.60% to 1.65%	6.34%	4.95% to 6.05%
MFS VIT Investor Trust	139,797	$20.92 to $24.53	3,366,165	0.60% to 1.65%	4.65%	21.33% to 22.61%
MFS VIT Research Series	150,599	$17.63 to $23.41	3,457,703	0.60% to 1.65%	8.13%	21.36% to 22.63%
MFS VIT Utilities Series	17,160	$26.01 to $35.85	548,333	0.60% to 1.65%	4.34%	12.96% to 14.15%
Templeton Growth Securities Fund	93,160	$20.12 to $20.78	1,929,494	0.60% to 1.65%	1.60%	16.57% to 17.79%

24

LLAC Variable Account

Notes to Financial Statements and Financial Highlights

December 31, 2020

9. Financial Highlights (continued)

	At December 31, 2016			For the year ended December 31, 2016
Subaccount	Units	Unit Fair Value - lowest to highest	Net Assets	Expense Ratio* - lowest to highest	Investment Income Ratio **	Total Return*** - lowest to highest
Columbia Asset Allocation Fund, Variable Series	12,538	$15.88 to $19.31	$203,093	0.60% to 1.65%	3.38%	3.64% to 4.73%
Columbia Income Opportunities Fund, Variable Series	46,093	$16.49 to $19.86	890,756	0.60% to 1.65%	14.93%	9.12% to 10.27%
Columbia Large Cap Growth Stock Fund, Variable Series	57,807	$9.99 to $13.36	677,382	0.60% to 1.65%	0.00%	(0.41)% to 0.63%
Columbia Dividend Opportunity Fund, Variable Series	190,105	$17.61 to $19.14	3,608,712	0.60% to 1.65%	0.00%	11.82% to 12.99%
Columbia Cash Management Fund	83,282	$9.65 to $11.92	921,885	0.60% to 1.65%	0.01%	(1.62)% to (0.59)%
Columbia Small Cap Value Fund, Variable Series	45,501	$41.53 to $50.77	2,253,002	0.60% to 1.65%	10.61%	30.87% to 32.25%
Columbia Strategic Income Fund, Variable Series	40,741	$21.09 to $24.99	982,197	0.60% to 1.65%	16.17%	7.37% to 8.50%
Dreyfus Stock Index Fund	168,016	$16.71 to $18.94	3,072,038	0.60% to 1.65%	5.42%	9.88% to 11.04%
Dreyfus Variable Investment Fund, Appreciation Portfolio	16,792	$16.65 to $18.62	299,132	0.60% to 1.65%	17.31%	6.14% to 7.26%
Dreyfus Investment Portfolios, Technology Growth Portfolio	2,632	$16.8 to $17.16	44,469	0.60% to 1.65%	4.78%	3.01% to 4.10%
Dreyfus Socially Responsible Growth Fund	6,595	$11.12 to $13.56	76,040	0.60% to 1.65%	10.63%	8.57% to 9.71%
Franklin Growth and Income Securities Fund	140,993	$19.78 to $20.96	2,933,613	0.60% to 1.65%	10.13%	9.80% to 10.96%
Franklin Large Cap Growth Securities Fund	25,435	$14.10 to $16.08	371,153	0.60% to 1.65%	1.54%	(3.40)% to (2.38)%
Franklin Strategic Income Securities Fund	58,504	$19.98 to $23.20	1,318,200	0.60% to 1.65%	3.39%	6.18% to 7.29%
INVESCO V.I. Technology Fund	57,590	$14.83 to $20.98	858,619	0.60% to 1.65%	4.70%	(1.35)% to (2.38)%
INVESCO V.I. American Franchise Fund	50,014	$8.81 to $12.41	524,220	0.60% to 1.65%	8.84%	0.60% to 1.66%
INVESCO V.I. Government Securities Fund	8,882	$15.09 to $18.04	147,670	0.60% to 1.65%	1.67%	(0.42)% to 0.62%
INVESCO V.I. International Growth Fund	210,002	$11.29 to $15.21	3,118,832	0.60% to 1.65%	1.38%	(2.08)% to (1.05)%
MFS VIT Core Equity Series	7,614	$16.07 to $17.54	128,551	0.60% to 1.65%	8.72%	9.56% to 10.71%
MFS VIT Growth Series	149,185	$9.83 to $15.35	2,167,078	0.60% to 1.65%	5.99%	0.77% to 1.83%
MFS VIT High Yield Series	10,055	$19.65 to $22.85	202,572	0.60% to 1.65%	6.39%	11.97% to 13.15%
MFS VIT Investor Trust	152,196	$17.24 to $20.01	2,983,513	0.60% to 1.65%	11.79%	6.82% to 7.94%
MFS VIT Research Series	162,979	$14.53 to $19.09	3,038,965	0.60% to 1.65%	10.71%	6.96% to 8.09%
MFS VIT Utilities Series	18,190	$23.02 to $31.41	505,552	0.60% to 1.65%	6.11%	9.65% to 10.81%
Templeton Growth Securities Fund	95,959	$17.26 to $17.64	1,688,155	0.60% to 1.65%	5.84%	7.83% to 8.97%

(a)       For the period from January 1, 2020 through April 24, 2020 (date of merger).

* These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense charges for the periods indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return is presented as a range of minimum to maximum values, based on the product group representing the minimum and maximum expense ratio amounts.

25

Financial Statements – Statutory Basis Lincoln Life Assurance Company of Boston Years Ended December 31, 2020 and 2019 With Report of Independent Auditors

Lincoln Life Assurance Company of Boston

Financial Statements – Statutory Basis

Years Ended December 31, 2020 and 2019

Contents

Report of Independent Auditors..........................................................................................................................1

Financial Statements – Statutory Basis

Report of Independent Auditors

The Board of Directors

Lincoln Life Assurance Company of Boston

We have audited the accompanying statutory-basis financial statements of Lincoln Life Assurance Company of Boston (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New Hampshire Insurance Department. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New Hampshire Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

/s/ Ernst & Young LLP

May 27, 2021

Lincoln Life Assurance Company of Boston
Balance Sheets – Statutory Basis
	December 31,
	2020	2019
	(In Thousands)
Admitted assets
Cash and investments:
Bonds	$3,217,969	$2,877,019
Common stocks	360	360
Mortgage loans on real estate	1,032,630	1,040,791
Other investments	2,795	2,901
Cash, cash equivalents, and short-term investments	38,934	(13,875)
Total cash and investments	4,292,688	3,907,196
Accrued investment income	29,463	28,968
Premiums and fees in course of collection	291	338
Reinsurance recoverable	50,235	149,142
Net deferred tax asset	42,151	40,530
Other admitted assets	1,777	2,805
Separate account assets	56,259	54,900
Total admitted assets	$4,472,864	$4,183,879

The accompanying notes are an integral part of the financial statements.

Lincoln Life Assurance Company of Boston
Balance Sheets – Statutory Basis (continued)
	December 31,
	2020	2019
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Future policy benefits and claims	$5,884	$5,174
Total policy and contract liabilities	5,884	5,174
Asset valuation reserve	29,496	25,790
Interest maintenance reserve	199	-
Funds held under reinsurance treaties	3,795,675	3,541,330
Payable to parent and affiliates	505	2,703
Other liabilities	261,688	246,217
Separate account liabilities	56,259	54,900
Total liabilities	4,149,706	3,876,114

Capital and surplus:
Common stock, $312.50 par value:
authorized, issued, and outstanding shares – 8,000	2,500	2,500
Paid-in surplus	550	-
Unassigned surplus	320,108	305,265
Total capital and surplus	323,158	307,765
Total liabilities and capital and surplus	$4,472,864	$4,183,879

The accompanying notes are an integral part of the financial statements.

Lincoln Life Assurance Company of Boston
Statements of Operations – Statutory Basis

	Years Ended December 31,
	2020	2019
	(In Thousands)
Premiums and other revenues:
Life and annuity premiums	$470	$713
Accident and health premiums	241	441
Net investment income	21,929	20,864
Commissions and expense allowances on reinsurance ceded	127,171	116,060
Amortization of interest maintenance reserve	(1,723)	(1,158)
Other income	897	1
Total premiums and other revenues	148,985	136,921

Benefits and expenses:
Benefits and settlement expenses	4,301	5,539
Underwriting, acquisition, insurance, and other expenses	108,843	98,112
Total benefits and expenses	113,144	103,651

Gain from operations before federal income tax and
net realized (loss) on investments	35,841	33,270
Gain from operations before net realized (loss) on investments	35,841	33,270
Net realized (loss) on investments	(699)	(1,242)
Net income	$35,142	$32,028

The accompanying notes are an integral part of the financial statements.

Lincoln Life Assurance Company of Boston
Statements of Changes in Capital and Surplus – Statutory Basis

			Special	Unassigned	Total
	Common	Paid-In	Surplus	Surplus	Capital and
	Stock	Surplus	Funds	(Deficit)	Surplus
	(In Thousands)

Balances at January 1, 2019	$2,500	$-	$750	$285,913	$289,163
Net income	-	-	-	32,028	32,028
Change in net unrealized capital gains
on investments	-	-	-	507	507
Change in net deferred income tax	-	-	-	(4,114)	(4,114)
Change in non-admitted assets	-	-	-	15,556	15,556
Change in liability for reinsurance in
unauthorized and certified companies	-	-	-	(1,572)	(1,572)
Change in asset valuation reserve	-	-	-	(3,889)	(3,889)
Capital contribution/(distribution)	-	-	(750)	750	-
Amortization of deferred gain
on reinsurance transactions	-	-	-	(19,914)	(19,914)
Balances at December 31, 2019	2,500	-	-	305,265	307,765
Net income	-	-	-	35,142	35,142
Change in net unrealized capital gains
on investments	-	-	-	252	252
Change in net deferred income tax	-	-	-	(6,368)	(6,368)
Change in non-admitted assets	-	-	-	9,607	9,607
Change in asset valuation reserve	-	-	-	(3,706)	(3,706)
Capital contribution/(distribution)	-	550	-	-	550
Amortization of deferred gain
on reinsurance transactions	-	-	-	(20,084)	(20,084)
Balances at December 31, 2020	$2,500	$550	$-	$320,108	$323,158

The accompanying notes are an integral part of the financial statements.

Lincoln Life Assurance Company of Boston
Statements of Cash Flows – Statutory Basis

	Years Ended December 31,
	2020	2019
	(In Thousands)
Operating activities
Premiums, policy proceeds, and other considerations received	$795	$957
Investment income received	23,645	20,455
Benefits paid	95,316	(3,238)
Underwriting, acquisition, insurance, and other expenses paid	(149,113)	(61,712)
Federal income taxes paid	-	(783)
Other income received and expenses paid, net	128,066	119,061
Net cash provided by operating activities	98,709	74,740

Investing activities
Sale, maturity, or repayment of investments	479,569	320,246
Purchase of investments	(816,793)	(668,504)
Net cash provided by (used in) investing activities	(337,224)	(348,258)

Financing activities and miscellaneous sources
Withdrawals on deposit-type contract funds	322,710	-
Other	(31,386)	250,257
Net cash provided by financing activities	291,324	250,257

Net increase (decrease) in cash, cash equivalents, and
short-term investments	52,809	(23,261)
Cash, cash equivalents, and short-term investments at
beginning of year	(13,875)	9,386
Cash, cash equivalents, and short-term investments
at end of year	$38,934	$(13,875)

The accompanying notes are an integral part of the financial statements.

Lincoln Life Assurance Company of Boston

Notes to Financial Statements – Statutory Basis

(In Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Effective September 1, 2019, Liberty Life Assurance Company of Boston, is now known as Lincoln Life Assurance Company of Boston (“the Company”) and is domiciled in New Hampshire.  On May 1, 2018, The Lincoln National Life Insurance Company (“LNL”) completed the acquisition of 100% of the capital stock of the Company, which operates a group benefits business (“Liberty Group Business”) and individual life and individual and group annuity business (the “Liberty Life Business”), from Liberty Mutual Insurance Company (“LMIC”).  In connection with the acquisition, the Company sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.  Additionally, in connection with the acquisition, the Company reinsured the Liberty Group Business on May 1, 2018, by entering into reinsurance agreements and related ancillary agreements with LNL, providing for the reinsurance and administration of the Liberty Group Business. The Company is a wholly owned subsidiary of LNL, which is a wholly owned subsidiary of Lincoln National Corporation (“LNC”).

The Company is licensed and sells its products in all 50 states as well as the District of Columbia and Canada.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, policy and contract liabilities, and income taxes.

Other Matters

The COVID-19 pandemic emerged in the United States in the first quarter of 2020 and led to an extreme downturn in and volatility of the capital markets, record-low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. The severe restriction in economic activity caused by the COVID-19 pandemic and increased level of unemployment in the United States have contributed to increased volatility and uncertainty regarding expectations for the economy and markets going forward.  Although states have eased restrictions and the capital markets have mostly recovered, it is unclear when the economy will operate under normal or near-normal conditions. In the third quarter, the economy began to recover. However, as the economic and regulatory environment continues to react and evolve, we cannot predict the full impact of the pandemic and ensuing conditions on our business and financial condition. The ultimate impact on our business results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New Hampshire Insurance Department (“the Department”), whose practices differ from accounting principles generally accepted in the U.S. (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New Hampshire for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New Hampshire Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the Department.

These financial statements were prepared in conformity with statutory accounting, the accounting treatment of certain items (as listed below) are different than for financial statements prepared in conformity with GAAP. The effects of these variances on the financial statements have not been determined but are presumed to be material.

The more significant variances from GAAP are as follows:

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. Under GAAP, the majority of the Company’s bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder’s equity after adjustments for related amortization of deferred acquisition costs (“DAC”), additional policyholder commitments, and deferred income taxes.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to an expected or actual maturity date of the individual security sold. The net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets – statutory basis. Realized capital gains and losses are reported in operations, net of federal income taxes and transfers to the IMR. When the net cumulative amount deferred is a loss, the resulting IMR asset is nonadmitted. Under GAAP, realized capital gains and losses are reported in net income on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of DAC and investment expenses, using the specific identification method.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula and is reported as a liability, with changes reflected directly in unassigned surplus (deficit). The AVR is not recognized under GAAP.

DAC and Value of Business Acquired

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to successful sales of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Also under GAAP, policy acquisition costs related to successful sales of universal life (“UL”)

insurance, annuity, and other investment-type products, to the extent recoverable from future gross profits, are deferred and amortized generally in proportion to the present value of expected gross profits from surrender charges, investments, mortality and expense margins, and actual realized gains or losses on investments.

Nonadmitted Assets

Certain assets designated as “nonadmitted,” principally investment income due and accrued past due for more than 90 days, agents’ balances past due for more than 90 days, portions of deferred tax assets (“DTA”),  certain other receivables, negative IMR and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual (“NAIC SAP”), are excluded from the accompanying balance sheets – statutory basis and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheets to the extent that those assets are not impaired.

Universal Life and Annuity Policies

Revenues for Universal Life (“UL”) policies and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for annuity policies without mortality or morbidity risk and for group annuity contracts are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on UL policies and annuity policies are reported as benefits and settlement expenses in the accompanying statements of operations – statutory basis. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policy and Contract Liabilities

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

Premiums, claims, policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance ceded. Under GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to operations.

Commissions on business ceded are reported as income when received rather than deferred and amortized with DAC as required under GAAP. On a statutory basis, ceding commissions are expensed when paid, and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Under statutory accounting, the initial gain from a reinsurance transaction is recognized as a separate component of surplus (net of tax) and is recorded in income over time at the rate that earnings on the reinsured business are expected to emerge. Under GAAP, the gain is recognized as deferred revenue (a liability), net of DAC adjustments and is amortized into earnings over time at the rate that earnings on the reinsured business are expected to emerge.

Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

Deferred Income Taxes

Deferred federal income taxes are provided under statutory accounting rules; however, DTAs, net of any valuation allowance, are subject to the following three-component admission calculation as defined in Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”):

(1)The Company is required to use the Realization Threshold Limitation Table – Risk-Based Capital (“RBC”) Reporting Entities (“RBC Reporting Entity Table”) in this component of the admission calculation. The RBC Reporting Entity Table’s threshold limitations are contingent upon both the Authorized Control Level RBC computed without net deferred tax assets (“ExDTA ACL RBC Ratio”) and the ratio of adjusted gross DTA to adjusted capital and surplus. The Company will use the lowest threshold limitation corresponding to the lowest level of ExDTA ACL RBC Ratio and highest ratio of adjusted gross DTA to adjusted capital and surplus. For this component, the Company will utilize the lesser of:

(a)The amount of adjusted gross DTAs, after the application of paragraph (1) above, expected to be realized within the applicable period (based on the applicable Realization Threshold Limitation Table – RBC Reporting Entities) of the balance sheet date; or

(b)An amount that is no greater than the applicable percentage (based on the applicable Realization Threshold Limitation Table – RBC Reporting Entities) of statutory capital and surplus as required to be shown on the statutory balance sheet of the Company for the current reporting period adjusted to exclude any net DTAs, electronic data processing equipment and operating system software and any net positive goodwill; and

(2)The amount of adjusted gross DTAs, after application of paragraph (1) above that can be offset against existing gross deferred tax liabilities (“DTLs”). The Company will consider the character (i.e., ordinary versus capital) of the DTAs and DTLs such that offsetting would be permitted in the tax return under existing enacted federal income tax laws and regulations. Additionally, the Company will consider the period of reversal. If the reversal period between the applicable DTAs and DTLs under consideration for offset differs by greater than five years, admission based on offset is not allowed.

Under GAAP, the limitations above do not apply; however, a more likely than not evaluation is made as to the expected realization. Also, under GAAP, the valuation allowance concept is the same as that provided by statutory accounting rules.

Policyholder Dividends

Policyholder dividends are recognized when declared. Under GAAP, policyholder dividends are recognized over the term of the related policies. At December 31, 2020 and 2019, 5% and 4% of the Company’s ordinary and industrial life insurance in-force was participating insurance. Dividends to participating policyholders were paid in the amount of $5,068 and $0 during 2020 and 2019, respectively, and there were no dividends payable in either year. No additional income was allocated to participating policyholders during 2020 and 2019.

Statements of Cash Flows

Cash, cash equivalents, and short-term investments in the statements of cash flows – statutory basis represent cash balances and investments with initial maturities or remaining maturities of one year or less at the date of acquisition. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Other significant accounting practices are as follows:

Investments

Bonds not backed by other loans are principally stated at amortized cost, unless rated by the NAIC’s Securities Valuation Office (“SVO”) as a 6, which are stated at the lower of amortized cost or fair value. Unrealized capital gains or losses on NAIC rated 6 bonds are charged directly to surplus. The discount or premium on bonds not backed by other loans is amortized using the scientific method.

Included within bonds are loan-backed securities, including mortgage-backed securities (“MBSs”). MBSs (e.g., collateralized mortgage obligations (“CMOs”)) are stated at amortized cost, unless rated by the NAIC as a 6, which are stated at the lower of amortized cost or fair value. Income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are obtained from third-party vendors and are based on current interest rates and economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994, as the cost of applying the retrospective adjustment method to securities purchased prior to that date.

For certain residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), both an initial and final NAIC designation is determined on a security-by-security basis based on a range of values published by the NAIC. The initial NAIC designation is used to determine the carrying value of the RMBS and CMBS. RMBS and CMBS with initial NAIC designations of 1-5 are stated at amortized cost while RMBS and CMBS, with initial NAIC designations of 6, are stated at the lower of amortized cost or fair value. The final designation calculation compares this carrying value with a range of values, resulting in a final NAIC designation reported herein, which is used for all other accounting and reporting purposes.

Common stocks are reported at fair value as determined by the NAIC and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Management regularly reviews the Company’s investments for declines in fair value that are other-than-temporary. Factors considered by the Company in determining whether declines in fair value of the investments are other-than-temporary include (1) the significance of the decline, (2) the Company’s intent to sell the investment, (3) the Company’s intent and ability to retain the investment for a period of time sufficient to recover the amortized cost, (4) the duration of the decline, and (5) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. In addition to these factors, the Company also considers the probability of the collection of all contractual cash flows for loan-backed securities. For investments, other than loan-backed securities, that are deemed to have declines in fair value that are other-than-temporary, the cost basis of the investment is written down to fair value. For loan-backed securities that are deemed to have declines in fair value that are other-than-temporary, the cost basis of the investment is written down to (1) fair value if the Company has the intent to sell the investment or the Company lacks the intent and ability to retain the investment for a period of time sufficient for recovery, or (2) the present value of cash flows expected to be collected, discounted at the securities’ effective interest rate if the Company determines that it is not probable that all contractual cash flows will be collected. The provision for such declines is recorded in realized capital losses in the statements of operations – statutory basis.

Mortgage loans on real estate are reported at aggregate unpaid balances, less allowances for impairments. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that foreclosure is probable, the impairment is considered other-than-temporary and the mortgage loan is written down to its fair value. The provision for such impairments is recorded in realized capital losses in the statements of operations – statutory basis.

The commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, the commercial loan portfolio does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. All of the loans in the portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, the methods for monitoring and assessing credit risk are consistent for the entire portfolio. The periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that is performed for monitored loans and may contribute to the establishment of (an increase or decrease in) an allowance for credit losses.

In addition, each loan in the Company’s commercial mortgage loan portfolio is reviewed individually on an annual basis to identify emerging risks. The focus is on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, loss reserves for a specific loan are established or increased based upon this analysis. The process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, a default notice is sent. The default notice generally provides a short time period to cure the default. The Company’s policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Interest is not accrued on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. The Company resumes accruing interest once a loan complies with all of its original terms or restructured terms.

The Company measures and assesses the credit quality of mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Other investments consist of the Company’s ownership interest in limited partnerships, which are carried based on the Company’s interest in the underlying audited GAAP equity of the partnerships. Increases or decreases in the carrying value are credited or charged directly to unassigned surplus as changes in unrealized gain or loss.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of acquisition and are principally stated at amortized cost.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and preferred stocks, which result from impairment or premium and discount amortization, are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds, mortgage loans and preferred stocks are credited or charged directly to unassigned surplus.

Premiums

Premiums for group tax-qualified annuity business and individual annuities are recognized as revenue when deposited. Life insurance premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for group annuity contracts, are also recognized as revenue when due. Amounts received for supplementary contracts without life contingencies are reported directly as liabilities and not reported as revenues. Accident and health premiums are earned pro rata over the contract term of the policies.

The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2020 and 2019.

Benefit Reserves

Life, annuity, and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision as to reserve basis and method and are in accordance with all other contract provisions. The reserves are at least as great as the minimum aggregate amounts required by the Department.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force.

As of December 31, 2020 and 2019, the Company had $5,412,117 and $6,706,880, respectively, of life insurance in-force for which the gross premiums are less than the net premiums according to the standard of valuation required by the Department. Reserves to cover the insurance totaled $50,347 and $52,980, at December 31, 2020 and 2019, respectively.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one half of the extra premium charge for the year. Mean reserves are based on appropriate multiples of standard rates of mortality. Premiums and fees in course of collection on the Company’s balance sheets – statutory basis include an asset that is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula or from the basic data for such items. Tabular interest on funds not involving life contingencies has been determined by formula or from the basic data for such items.

Liabilities related to deposit-type liabilities, net of reinsurance, such as dividend accumulations, generally are equal to fund balances less applicable surrender charges.

Guaranteed Benefits

For variable annuity guarantees, reserves are valued based on the requirements of Valuation Manual Section 21 (“VM-21”). VM-21 is a principle-based approach that requires that reserves for contracts falling within its scope be based on a Stochastic Reserve plus an Additional Standard Projection Amount (“ASPA”). For the stochastic scenarios, equity market returns must meet a calibration test. All other assumptions are set by the actuary using prudent estimates.

Term products and UL products containing secondary guarantees require reserves calculated pursuant to the Valuation of Life Insurance Policies Model Regulation (“XXX”) and Actuarial Guideline 38 (“AG38”), respectively. On September 12, 2012, the NAIC adopted revisions to AG38. Effective as of December 31, 2012, reserves on in-force business written between July 1, 2005 and December 31, 2012, are subject to a new minimum floor calculation. This floor calculation is based on assumptions that are generally consistent with the principles-based reserving framework developed by the NAIC. The AG38 revisions did not have a material impact on the Company’s total in-force reserves as of adoption.  Reserves on new business written after December 31, 2012, are calculated using a modified formulaic approach that will generally result in higher reserves. The calculated reserve levels still exceeded the expected economic levels of benefits that will arise under these products; therefore, the Company’s surplus was reduced to hold these higher reserve levels.

Claims and Claim Adjustment Expenses

Unpaid claims and claim adjustment expenses on accident and health policies represent management’s best estimate of ultimate net cost of all reported and unreported claims incurred through December 31. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted, as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

For long-term disability, the claim and claim adjustment expenses are discounted using interest rates and probabilities of being disabled at the time a payment is payable. The interest rates are prescribed and range from 2.75% to 6.25% per annum, depending on the calendar year they are incurred. The probabilities are based on the 2012 Group LTD Valuation Table and the Company’s own experience as described in Actuarial Guideline 47.  Payment estimations are based on claimant demographics, policy options, and sources of income available to reduce company payments.

Reinsurance Ceded and Assumed

Reinsurance premiums, benefits paid, claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsurance.  Certain business is transacted on a funds withheld basis.

Guaranty Fund Assessments

A liability for guaranty fund assessments is accrued when an assessment has been imposed, the event has occurred, or if the amount is reasonably estimable.

Pension Benefits

Costs associated with the Company’s portion of obligations related to LNC’s defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes

The Company establishes a valuation allowance for gross DTA if it is more likely than not that some portion or all of the gross DTA will not be realized.

Assets Held in Separate Accounts and Separate Account Liabilities

Separate account assets reported in the accompanying balance sheets – statutory basis represent segregated funds administered and invested for the exclusive benefit of variable annuity and Variable Universal Life (“VUL”) contract holders and for which the contract holders, rather than the Company, bear the investment risk. Separate account assets are reported at fair value. Separate account liabilities are reported at amounts equal to separate account assets. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on VUL contracts are included in other income in the accompanying statements of operations – statutory basis.

Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company’s financial statements are also included in other income in the accompanying statements of operations – statutory basis.

2. Investments

The book/adjusted carrying value, fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of investments in bonds and preferred stocks were as follows:

		Excess of
		Fair Value	Book/
	Book/	Over Book/	Adjusted
	Adjusted	Adjusted	Carrying
	Carrying	Carrying	Value Over
	Value	Value	Fair Value	Fair Value
As of December 31, 2020
Bonds:
U.S. governments	$42,142	$4,782	$-	$46,924
All other governments	14,482	343	-	14,825
States, territories and possessions	57,623	11,096	-	68,719
U.S. political subdivisions of states, territories and
possessions	12,046	1,527	-	13,573
U.S. special revenue and special assessment obligations	207,544	32,597	33	240,108
Industrial and miscellaneous	2,884,132	305,094	1,349	3,187,877
Total bonds	$3,217,969	$355,439	$1,382	$3,572,026

As of December 31, 2019
U.S. governments	$56,889	$2,510	$21	$59,378
All other governments	16,644	159	23	16,780
States, territories and possessions	73,890	7,628	-	81,518
U.S. political subdivisions of states, territories and
possessions	22,252	1,395	-	23,647
U.S. special revenue and special assessment obligations	223,258	24,068	162	247,164
Industrial and miscellaneous	2,479,252	147,297	907	2,625,642
Hybrid securities	4,834	13	-	4,847
Total bonds	$2,877,019	$183,070	$1,113	$3,058,976

During 2020 and 2019, the Company recorded credit losses on currently held securities resulting in a realized loss of $0 and $0, respectively, for which an other-than-temporary-impairment (“OTTI”) was recognized during the current reporting period.  The Company determined the present value of cash flows expected to be collected would not be sufficient to recover the entire amortized cost of the debt security.  The credit losses recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

"	Failure of the issuer of the security to make scheduled payments;
"	Deterioration of creditworthiness of the issuer;
"	Deterioration of conditions specifically related to the security;
"	Deterioration of fundamentals of the industry in which the issuer operates; and
"	Deterioration of the rating of the security by a rating agency.

In the process of evaluating whether a security with an unrealized loss reflects declines that are other-than-temporary, the Company also considers its ability and intent to sell the security prior to a recovery of value.  As of December 31, 2020 and 2019, the Company did not recognize any OTTI as a result of either (1) an intent to sell the security or (2) an inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost.

As of December 31, 2020 and 2019, the Company held no self-designated 5GI securities.

As of December 31, 2020 and 2019, the Company held no bonds that were classified as NAIC 6 (in or near default).  The NAIC requires all NAIC 6 bonds and loan-backed securities with a designation of NAIC 6 to be carried at the lower of amortized cost or fair value.

The book/adjusted carrying value and fair value of the Company’s bonds, including assets receiving bond treatment, by contractual maturity as of December 31, 2020, were as follows:

	Book/
	Adjusted
	Carrying	Fair
	Value	Value
Short-term investments	$67,804	$67,804
Long-term bonds
Due in one year or less	163,273	165,305
Due after one year through five years	979,336	1,045,074
Due after five years through ten years	1,203,017	1,349,447
Due after ten years	572,703	700,720
Loan-backed and structured securities	299,640	311,480
Total long-term bonds	3,217,969	3,572,026
Total bonds	$3,285,773	$3,639,830

Actual maturities may differ from the contractual maturities because issuers and borrowers have the right to call or pre-pay obligations with or without call or prepayment penalties.

During 2020 and 2019, proceeds from sales, maturities and repayments of investments in bonds, net of any prepayment penalty and acceleration fees, were $412,927 and $237,009, respectively.  During 2020 and 2019, gross gains of $2,138 and $1,049, respectively, and gross losses of $2,965 and $1,803, respectively, were realized on those transactions.

For the year ended December 31, 2020, the number of CUSIPs sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were:

	General Account	Separate Accounts
(1) Number of CUSIPs	31	-
(2) Aggregate Amount of Investment Income	$2,396	$-

As of December 31, 2020, and 2019, investments in bonds with admitted asset values of $6,099 and $6,116, respectively, were on deposit with various states’ departments of insurance to satisfy regulatory requirements.

As of December 31, 2020, and 2019, the Company held non-Canadian foreign-currency denominated securities with a U.S. dollar equivalent par value of $0 and $0, respectively.  As of December 31, 2020 and 2019, Canadian denominated securities had a U.S. dollar equivalent par value of $5,859 and $7,963, respectively.

As of December 31, 2020, and 2019, the fair value of fixed maturity securities loaned were $0 and $0, respectively.  These securities are reported at statement value on the accompanying balance sheet.  Cash received as collateral in connection with the loaned securities was $0 and $0 as of December 31, 2020 and 2019, respectively.  Investments other than cash received as collateral in connection with the loaned securities were $0 and $0 as of December 31, 2020 and 2019, respectively.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus.  The cost or amortized cost and the fair value of the investments in unaffiliated common stocks were

$202 at December 31, 2020 and 2019.   As of December 31, 2020, and 2019, there were no gross unrealized gains and losses.

The gross unrealized losses and fair values of securities, aggregated by length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	Less than		Twelve Months
	Twelve Months		or Greater
	Gross		Gross
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
As of December 31, 2020
Loan-backed and structured securities	$348	$45,639	$-	$3
All other bonds	903	50,778	131	2,261
Total bonds	$1,251	$96,417	$131	$2,264

As of December 31, 2019
Loan-backed and structured securities	$245	$41,055	$58	$4,114
All other bonds	613	66,814	197	9,467
Total bonds	$858	$107,869	$255	$13,581

As discussed in Note 1, management regularly reviews the Company’s investments for declines in fair value that are other-than-temporary.  Based upon management’s review of the factors previously discussed, the Company believes that the securities in an unrealized loss position as of December 31, 2020 and 2019, were not other-than-temporarily impaired.

As described in Note 1, the Company uses the loan-to-value ratio as a credit quality indicator for mortgage loans, which were as follows:

	As of December 31,
	2020			2019
	Book/		Debt-	Book/		Debt-
	Adjusted		Service	Adjusted		Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$827,943	80.2%	2.03	$827,940	79.5%	2.01
65% to 74%	200,497	19.4	1.48	211,810	20.4	1.48
75% to 100%	3,573	0.3	1.30	722	0.1	1.09
Greater than 100%	821	0.1	1.02	319	0.0	0.00
Total mortgage loans
on real estate	$1,032,834	100.0%		$1,040,791	100.0%

All properties securing the Company’s mortgage loans are insured on a replacement cost basis.  During 2020, the maximum and minimum lending rates for new mortgage loans were 5% and 4%, respectively.  At the issuance of a loan, the percentage of loan-to-value on any one loan did not exceed 75%.

As of December 31, 2020 and 2019, respectively, the largest individual mortgage loan had a carrying amount of $8,077  and $8,230 and the largest concentration of mortgage loans with a single borrower is $8,077 and $9,639.  The average carrying amount of a mortgage loan is $214 and $206 as of December 31, 2020 and 2019, respectively.

The following table summarizes the age of the Company’s commercial mortgage loan portfolio:

	As of December 31,
	2020	2019

Current	$1,032,367	$1,037,713
30-59 days past due	268	2,959
90-179 days past due	182	119
180+ days past due	17	-
Total mortgage loans	$1,032,834	$1,040,791

Interest reduced
Recorded investment	$10,580	$1,024
Number of loans	139	41
Percent reduced	1%	1%

The Company continually monitors its mortgage loan portfolio for potential impairment by assessing the performance of its mortgage loans, which includes evaluating its performing and non-performing loans.  Non-performing mortgage loans include all loans that are 60 days past due and loans that are not 60 days past due, but are not substantially performing to other original contract terms.

Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest.  Valuation allowances are established for impaired loans to reduce the carrying value to fair value of the collateral less costs to sell or the present value of loan’s expected future cash flows.  Impaired mortgage loans may not have a valuation allowance when the fair value of collateral less costs to sell is higher than the carrying value.

The Company accrues interest income on impaired mortgage loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans is generally recognized on a cash basis.  As of December 31, 2020 and 2019, respectively, the total recorded investment in impaired mortgage loans was $5,425 and $2,594 with related allowances for credit losses of $204 and $207.  The average recorded investment in impaired loans was $4,009 and $2,171 as of December 31, 2020 and 2019, respectively.  Interest income recognized during the time that the loans were impaired was $79 and $105 as of December 31, 2020 and 2019, respectively. Interest income recognized based on the receipt of cash was $79 and $99 for the years ended December 31, 2020 and 2019, respectively.  Interest income recognition is continued when the loan becomes less than 90 days delinquent and management determines it is probable that the loan will continue to perform.

The following table reflects the carrying amount of impaired loans with or without an allowance for credit loss:

	As of December 31,
	2020	2019

With allowance for credit loss	$829	$860
Without allowance for credit loss	4,596	1,734
Total	$5,425	$2,594

Components of the Company’s allowance for credit losses on mortgage loans were as follows:

	As of December 31,
	2020	2019

Balance at beginning of year	$207	$87
Provisions for losses	204	120
Paydowns (allowance released)	(207)	-
Balance at end of year	$204	$207

During 2020 and 2019, proceeds from sales, maturities and repayments of investments in mortgage loans were $66,535 and $67,535, respectively.

Taxes, assessments, and any amounts advanced that are not included in the mortgage loan total were $40 and $52 for the years ended December 31, 2020 and 2019, respectively.

During 2020 and 2019, respectively, there were no mortgage loans derecognized as a result of foreclosure and there was no real estate collateral subsequently recognized retrospectively.  The total recorded investment in restructured loans was $3,686 and $1,978 as of December 31, 2020 and 2019, respectively.

The major categories of net investment income were as follows:

	For the Years Ended
	December 31,
	2020	2019
Income:
Bonds	$110,459	$107,134
Unaffiliated common stocks	6	320
Mortgage loans on real estate	49,738	42,288
Cash, cash equivalents and short-term investments	42	825
Other investments	42	1,292
Total investment income	160,287	151,859

Expenses:
Investment management expenses paid to an affiliate	2,231	2,109
Interest on funds withheld and other	136,127	128,886
Total investment expenses	$138,358	$130,995
Net investment income	$21,929	$20,864

There was no non-admitted accrued investment income as of December 31, 2020 and 2019, respectively.

Realized capital gains (losses) on investments and derivatives reported net of capital gains tax and amounts transferred to IMR were as follows:

	For the Years Ended
	December 31,
	2020	2019
Bonds	$(827)	$(753)
Mortgage loans	(501)	(100)
Miscellaneous	721	-
Realized capital gains (losses)	(607)	(853)
Less transfers to IMR, net of tax expense (benefit)	92	389
Net realized capital gains (losses) on investments and derivatives	$(699)	$(1,242)

3. Fair Value of Financial Instruments

The following methodologies and assumptions were used to determine the estimated fair values of the Company’s financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company’s financial instruments.

Bonds and Common Stocks

Fair value for these instruments is based on the price published by the SVO, if available. If not available, the Company measures the fair value of investments based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the investment and is consistently applied to measure the investment’s fair value. The Company’s fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations, or pricing matrices.

The Company uses observable and unobservable inputs in its valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain investments, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only investments, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, the Company employs, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, the Company uses unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management’s judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance, and expected maturity.

The Company’s common stock includes capital shares of Federal Home Loan Bank. These securities are restricted and lack a market, and as such, are classified within Level 3.

Mortgage Loans on Real Estate

The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity, and future income. The rating for mortgages in good standing is based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower, and payment record. Fair values for impaired mortgage loans are based on: (1) the present value of expected future cash flows discounted at the loan’s effective interest rate, (2) the loan’s market prices, or (3) the fair value of the collateral if the loan is collateral dependent.

Other Investments

The carrying values for assets classified as other investments in the accompanying balance sheets – statutory basis approximate their fair value with the exception of unaffiliated surplus debentures. The fair value of these investments is determined using the same assumptions and methodologies as bonds, as discussed above.

Cash, Cash Equivalents and Short-Term Investments

Cash, cash equivalents and short-term investments are carried at cost, which approximates fair value.

Separate Accounts

Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value.

The aggregate fair value and admitted values of the Company’s financial instruments at December 31 are as follows:

	2020
						Net	Not
	Aggregate					Asset	Practicable
	Fair	Admitted				Value	(Carrying
Type of Financial Instrument	Value	Assets	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Assets
Bonds	$3,572,026	$3,217,969	$5,442	$3,482,465	$84,120	$-	$-
Common stocks	360	360	-	-	360	-	-
Mortgage loans on real estate	1,104,787	1,032,630	-	1,104,787	-	-	-
Cash, cash equivalents and
short-term investments	38,934	38,934	-	38,934	-	-	-
Other admitted assets	46	46	-	46	-	-	-
Separate account assets	47,786	56,259	-	47,786	-	-	-

	2019
						Net	Not
	Aggregate					Asset	Practicable
	Fair	Admitted				Value	(Carrying
Type of Financial Instrument	Value	Assets	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Assets
Bonds	$3,058,976	$2,877,019	$5,058	$3,015,297	$38,621	$-	$-
Common stocks	202	360	-	-	202	-	-
Mortgage loans on real estate	1,071,467	1,040,791	-	1,071,467	-	-	-
Cash, cash equivalents and
short-term investments	(13,875)	(13,875)	-	(13,875)	-	-	-
Separate account assets	44,181	54,900	-	44,181	-	-	-

Financial Instruments Carried at Fair Value

The Company’s financial instruments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100. The accounting guidance defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments.

The accounting guidance retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity’s own credit risk. The accounting guidance establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value.

The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. “Blockage discounts” for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

•

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – Inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

The Company does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following summarizes the Company’s financial instruments carried at fair value by the fair value hierarchy levels:

	Quoted Prices in	Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical Assets	Inputs	Inputs	Total Fair
	(Level 1)	(Level 2)	(Level 3)	Value
As of December 31, 2020
Assets
Common stock	$-	$-	$360	$360
Separate account assets	-	47,786	-	47,786
Total assets	$-	$47,786	$360	$48,146

As of December 31, 2019
Assets
Common stock	$-	$-	$202	$202
Separate account assets	-	44,181	-	44,181
Total assets	$-	$44,181	$202	$44,383

The following summarizes the Company’s financial instruments fair value measurements in Level 3 of the fair value hierarchy:

						Purchases,
				Gains	Gains	Sales,
	Balance at	Transfers	Transfers	(Losses)	(Losses)	Issuances,	Balance at
	January 1,	into	out of	Included in	Included in	Settlements	December 31,
	2020	Level 3	Level 3	Net Income	Surplus	and Calls	2020
2020
Assets
Bonds	$-	$-	$-	$-	$-	$-	$-
Common stocks	360	-	-	-	-	-	360
Total assets	$360	$-	$-	$-	$-	$-	$360

						Purchases,
				Gains	Gains	Sales,
	Balance at	Transfers	Transfers	(Losses)	(Losses)	Issuances,	Balance at
	January 1,	into	out of	Included in	Included in	Settlements	December 31,
	2019	Level 3	Level 3	Net Income	Surplus	and Calls	2019
2019
Assets
Bonds	$-	$-	$-	$-	$-	$-	$-
Common stocks	4,593	-	-	-	-	(4,391)	202
Total assets	$4,593	$-	$-	$-	$-	$(4,391)	$202

Transfers in and out of Level 3 are generally the result of observable market information on a security that is no longer being available or becoming available to the Company’s pricing vendors.

Throughout 2020 and 2019, the Company recognized realized capital losses of $0 and $314, respectively, on bonds written down to fair value due to declines in fair value that were other-than-temporary during the year, but that have not experienced further declines in fair value and, therefore, are carried at cost or amortized cost at December 31, 2020 and 2019, as prescribed by statutory accounting principles. Of these losses, for the years ended December 31, 2020 and 2019, $0 and $0 were recognized on bonds measured at fair value using Level 2 and Level 3 inputs, respectively.

For the years ended December 31, 2020 and 2019, the Company did not have any recognized realized capital losses on bonds that were sold during the year but had experienced declines in fair value that were other-than-temporary and written down to fair value at that time of these losses.

4. Federal Income Taxes

Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses, and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

The Company’s allocation of the 2020 and 2019 consolidated federal income tax liability from LNC is computed as if the Company filed a separate federal income tax return.

Components of the DTAs and DTLs at December 31, are as follows:

(1)

		2020			2019
		Ordinary	Capital	Total	Ordinary	Capital	Total

a.	Gross DTAs	$253,222	$-	$253,222	$257,010	$-	$257,010
b.	Statutory valuation allowance
	adjustments	-	-	-	-	-	-
c.	Adjusted gross DTAs (1a - 1b)	253,222	-	253,222	257,010	-	257,010
d.	DTAs nonadmitted	208,425	-	208,425	216,424	-	216,424
e.	Subtotal (net DTAs) (1c - 1d)	44,797	-	44,797	40,586	-	40,586
f.	DTLs	2,646	-	2,646	-	56	56
g.	Net admitted DTAs (1e - 1f)	$42,151	$-	$42,151	$40,586	$(56)	$40,530

		Change
		Ordinary	Capital	Total

a.	Gross DTAs	$(3,788)	$-	$(3,788)
b.	Statutory valuation allowance
	adjustments	-	-	-
c.	Adjusted gross DTAs (1a - 1b)	(3,788)	-	(3,788)
d.	DTAs nonadmitted	(7,999)	-	(7,999)
e.	Subtotal (net DTAs) (1c - 1d)	4,211	-	4,211
f.	DTLs	2,646	(56)	2,590
g.	Net admitted DTAs (1e - 1f)	$1,565	$56	$1,621

The Company admitted DTAs pursuant to SSAP 101, paragraph 11 in 2020 and 2019 as follows:

(2)

		2020			2019
Admission calculation components		Ordinary	Capital	Total	Ordinary	Capital	Total
SSAP 101:
a.	Federal income taxes paid in prior years
	recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-
b.	Adjusted gross DTAs expected to be realized
	(excluding the amount of DTAs from 2(a)
	above) after application of the threshold limitation
	(the lesser of 2(b)1 and 2(b)2 below):	42,151	-	42,151	40,586	(56)	40,530
	1. Adjusted gross DTAs expected to be realized
	following the balance sheet date	225,994	-	225,994	40,586	(56)	40,530
	2. Adjusted gross DTAs allowed per limitation
	threshold	42,151	N/A	42,151	N/A	N/A	40,530
c.	Adjusted gross DTAs (excluding the
	amount of DTAs from 2(a) and 2(b) above)
	offset by gross DTLs	2,646	-	2,646	-	56	56
d.	DTAs admitted as the result of application of
	SSAP 101. Total 2(a)+2(b)+2(c)	$44,797	$-	$44,797	$40,586	$-	$40,586

		Change
		Ordinary	Capital	Total

a.	Federal income taxes paid in prior years
	recoverable through loss carrybacks	$-	$-	$-
b.	Adjusted gross DTAs expected to be realized
	(excluding the amount of DTAs from 2(a)
	above) after application of the threshold limitation
	(the lesser of 2(b)1 and 2(b)2 below):	1,565	56	1,621
	1. Adjusted gross DTAs expected to be realized
	following the balance sheet date	185,408	56	185,464
	2. Adjusted gross DTAs allowed per limitation
	threshold	N/A	N/A	1,621
c.	Adjusted gross DTAs (excluding the
	amount of DTAs from 2(a) and 2(b) above)
	offset by gross DTLs	2,646	(56)	2,590
d.	DTAs admitted as the result of application of
	SSAP 101. Total 2(a)+2(b)+2(c)	$4,211	$-	$4,211

(3)

		2020	2019

a.	Ratio % used to determine recovery period and threshold
	limitation amount	902%	1,018%
b.	Amount of adjusted capital and surplus used to determine
	recovery period and threshold limitation in 2(b)2 above	$310,503	$293,025

(4)

		2020		2019		Change
		Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies:
a.	Determination of adjusted gross deferred
	tax assets and net admitted deferred
	tax assets, by tax character as a
	percentage.
	(1) Adjusted gross DTAs amount
	from note 9A1(c)	$253,222	$-	$257,010	$-	$(3,788)	$-
	(2) Percentage of adjusted gross DTAs
	by tax character attributable to the impact of
	tax planning strategies	0%	0%	0%	0%	0%	0%
	(3) Net admitted adjusted gross DTAs
	amount from note 9A1(e)	$44,797	$-	$40,586	$-	$4,211	$-
	(4) Percentage of net admitted adjusted gross
	DTAs by tax character admitted because
	of the impact of tax planning strategies	100%	0%	100%	0%	0%	0%

b. The Company’s tax planning strategies do not include the use of reinsurance.

B. The Company does not have DTLs that have not been recognized.

C. Current income taxes incurred consist of the following major components:

(1) For the years ended December 31, 2020 and 2019, the provisions for incurred taxes on earnings were $0.

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

(2) DTA:		2020	2019	Change
a.	Ordinary
	Deferred acquisition costs	$-	$1,323	$(1,323)
	Intangibles	35,979	37,765	(1,786)
	Net operating loss carry-forward	217,243	217,922	(679)
	Subtotal	$253,222	$257,010	$(3,788)
b.	Statutory valuation allowance adjustment	-	-	-
c.	Nonadmitted	208,425	216,424	(7,999)
d.	Admitted ordinary DTAs (2a99 - 2b - 2c)	44,797	40,586	4,211
e.	Capital	-	-	-
f.	Statutory valuation allowance adjustment	-	-	-
g.	Nonadmitted	-	-	-
h.	Admitted capital DTAs (2e99 - 2f - 2g)	$-	$-	$-
i.	Admitted DTAs (2d + 2h)	$44,797	$40,586	$4,211
(3) DTL:
a.	Ordinary
	Investments	$2,646	$-	$2,646
	Subtotal	$2,646	$-	$2,646
b.	Capital
	Investments	-	56	(56)
	Subtotal	-	56	(56)
c.	DTLs (3a99 + 3b99)	$2,646	$56	$2,589
	Net DTA/(DTL) (2i - 3c)	$42,151	$40,530	$1,622

On March 27, 2020 the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law in response to the COVID-19 pandemic. Under CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back to each of the five tax years preceding the tax year of such loss. At December 31, 2020 and 2019, the Company had $1,034,688  and $1,037,723 in operating loss carryforwards. At December 31, 2020 and 2019, the Company had net capital loss carryforwards of $0.

In 2020 and 2019, the Company had no deposits paid under Section 6603 of the Internal Revenue Service Code reported as admitted assets on the balance sheet – statutory basis.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense/benefit. During the years ended December 31, 2020, and December 31, 2019, the Company recognized no interest and penalty expense related to uncertain tax positions.  During the years ended December 31, 2020, and December 31, 2019, the Company had no accrued interest and penalty expense related to the unrecognized tax benefits.

The provisions for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
		Effective		Effective
	Amount	Tax Rate (%)	Amount	Tax Rate (%)
Provision computed at statutory rate	$7,380	21.0%	$6,691	21.0%
Investment related	(160)	(0.5)	325	1.0
Commissions on reinsurance ceded	(4,218)	(12.0)	(4,168)	(13.1)
Change in nonadmitted assets	-	-	1,282	4.1
Other tax adjustments	3,375	9.6	1	-
Total	$6,377	18.2%	$4,131	13.0%

Federal income taxes incurred	$-	-%	$-	-%
Change in net deferred income taxes	6,377	18.1	4,131	13.0
Total statutory income taxes	$6,377	18.1%	$4,131	13.0%

The Federal Income Tax return is consolidated with the following entities:

Lincoln National Corporation (“LNC”)

Lincoln National Management Corporation

Lincoln National Reinsurance Company (Barbados), Ltd.

The Lincoln National Life Insurance Company (“LNL”)

First Penn-Pacific Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln Reinsurance Company of South Carolina

Lincoln Reinsurance Company of Vermont I

Lincoln Reinsurance Company of Vermont III

Lincoln Reinsurance Company of Vermont IV

Lincoln Reinsurance Company of Vermont V

Lincoln Reinsurance Company of Vermont VI

Lincoln Reinsurance Company of Vermont VII

Lincoln Financial Distributors, Inc.

California Fringe Benefit & Insurance Marketing Corporation

Lincoln Financial Advisors Corporation

LFA Management Corporation

Lincoln Investment Solutions, Inc.

Westfield Assigned Benefits Company

Lincoln Investment Advisors Corporation

Jefferson-Pilot Investments, Inc.

Lincoln Financial Securities Corporation

JPSC Insurance Services, Inc.

Lincoln Financial Investment Services Corporation

Lincoln Investment Management Company

Lincoln Financial Limited Liability Company I

Lincoln Financial Group Trust Company Inc.

Lincoln Retirement Services Company, LLC

LFA Limited Liability Company

LFD Insurance Agency, Limited Liability Company

Lincoln Life Assurance Company of Boston

Lincoln Financial Reinsurance Company of Vermont

Lincoln Assignment Corporation

The LNC consolidated group is subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions, the LNC consolidated group is no longer subject to U.S. federal examinations for years before 2017. In the first quarter of 2021, the Internal Revenue Service (IRS) commenced an examination of the LNC consolidated group’s refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021.

5. Reinsurance and Reserves

Reinsurance

The Company assumes and cedes insurance to other insurance companies, including certain affiliates, under various reinsurance agreements.  A portion of risks is reinsured with LNL.  The Company remains liable if reinsurers do not meet their obligations. The accompanying financial statements reflect premiums, benefits, and reserves for policy benefits, net of reinsurance.

Reinsurance transactions included in the statements of operations – statutory basis caption “Life and annuity premiums” and “Accident and health premiums” are as follows:

	Years Ended December 31,
	2020	2019
Direct premiums	$2,507,955	$2,436,438
Assumed premiums	6	7
Ceded premiums	(2,507,250)	(2,435,291)
Net premiums	$711	$1,154

The caption “Benefits and settlement expenses” in the statements of operations – statutory basis is net of reinsurance recoveries of $2,438,422 and $2,104,477 for 2020 and 2019, respectively.

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

During 2020 and 2019, the Company did not write off any uncollectible reinsurance balances.

Neither the Company nor any of its affiliates control, directly or indirectly, any nonaffiliated reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

Reserves

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet –statutory basis caption “Premiums and fees in course of collection” are as follows:

	Gross	Loading	Net of Loading
At December 31, 2020
Ordinary renewal	$63,422	$7,987	$55,435
Group life	52,295	2,632	49,663
Totals	$115,717	$10,619	$105,098

At December 31, 2019
Ordinary new business	$654	$462	$192
Ordinary renewal	68,279	8,894	59,385
Group life	44,303	2,632	42,088
Totals	$113,236	$11,988	$101,665

The following tables provide annuity actuarial reserves and deposit-type liabilities, including by withdrawal characteristics at December 31, 2020:

Individual Annuities		Separate	Separate
	General	Account with	Account
	Account	Guarantees	Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender					0.0%
charge of 5% or more	441,413	-	-	441,413
At fair value	-	-	1,507	1,507	0.0
Total with adjustment or at fair value	441,413	-	1,507	442,920	0.0
At book value without adjustment					0.0
(minimal or no charge)	1,066,740	-	-	1,066,740
Not subject to discretionary withdrawal	4,207,838	-	-	4,207,838	73.6
Total (gross)	$5,715,991	$-	$1,507	$5,717,498	73.6%
Reinsurance ceded	5,715,991	-	-	5,715,991
Total (net)	$-	$-	$1,507	$1,507
Amounts at book value with current surrender charge
of at least 5% that will be reported in the
subsequent year with the amounts at book value with
minimal or no charge or adjustment	$39,273	$-	$-	$-

Group Annuities		Separate	Separate
	General	Account with	Account
	Account	Guarantees	Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender					0.0
charge of 5% or more	-	-	-	-
At fair value	-	-	3,492	3,492	2.5%
Total with adjustment or at fair value	-	-	3,492	3,492	2.5
At book value without adjustment					0.0
(minimal or no charge)	103	-	-	103
Not subject to discretionary withdrawal	136,281	-	-	136,281	97.4
Total (gross)	$136,384	$-	$3,492	$139,876	99.9%
Reinsurance ceded	136,384	-	-	136,384
Total (net)	$-	$-	$3,492	$3,492

Deposit-type Contracts		Separate	Separate
(no life contingencies)	General	Account with	Account
	Account	Guarantees	Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender					0.0
charge of 5% or more	-	-	-	-
At fair value	-	-	-	-	0.0
Total with adjustment or at fair value	-	-	-	-	0.0
At book value without adjustment
(minimal or no charge)	43,105	-	-	43,105	0.0
Not subject to discretionary withdrawal	1,179,241	-	-	1,179,241	96.5
Total (gross)	$1,222,346	$-	$-	$1,222,346	96.5%
Reinsurance ceded	1,222,346	-	-	1,222,346
Total (net)	$-	$-	$-	$-

A reconciliation of the total annuity reserves, net of reinsurance, to the respective sections of the Aggregate

Reserves for Life Policies and Contracts Exhibit of the Annual is as follows:

December 31, 2020
Life & Accident & Health Annual Statement
Exhibit 5, Annuities Section, Total (net)	$5,849,980
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	2,391
Exhibit 7, Deposit-Type Contracts Life, 14, Column 1	1,222,346
Subtotal	$7,074,717

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	$4,755
Exhibit 3, Line 0399999, Column 2	244
Other contract deposit funds	8,360
Subtotal	$13,359
Combined Total	$7,088,076

The following table provides life actuarial reserves by withdrawal characteristics at December 31, 2020:

	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$-	$7,322	$57,522
Universal Life	3,583,320	3,872,330	4,113,951
Universal Life with Secondary Guarantees	32,210	11,900	148,396
Other Permanent Cash Value Life Insurance	-	683,907	788,957
Variable Universal Life	5,828	5,828	5,847

Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	643,011
Accidental Death Benefits	XXX	XXX	386
Disability - Active Lives	XXX	XXX	4,600
Disability - Disabled Lives	XXX	XXX	2,584
Miscellaneous Reserves	XXX	XXX	55,320

Total (gross direct + assumed)	$3,621,358	$4,581,287	$5,820,574
Reinsurance Ceded	3,621,358	4,581,237	5,820,153
Total (net)	$-	$50	$421

Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$42,644	$42,641	$42,688

Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	-
Accidental Death Benefits	XXX	XXX	-
Disability - Active Lives	XXX	XXX	-
Disability - Disabled Lives	XXX	XXX	-
Miscellaneous Reserves	XXX	XXX	-

Total (gross direct + assumed)	$42,644	$42,641	$42,688
Reinsurance Ceded	-	-	-
Total (net)	$42,644	$42,641	$42,688

A reconciliation of the total life reserves, net of reinsurance, to the respective sections of the Aggregate Reserves for Life Policies and Contracts Exhibit of the Annual is as follows:

December 31, 2020
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$421

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	42,688
Combined Total	$43,109

Details underlying the balance sheet – statutory basis caption “Future policy benefits and claims” are as follows:

	December 31,
	2020	2019

Aggregate reserve for life and annuity	$2,419	$559
Aggregate reserve for accident and health	3,235	3,260
Policy and contract claims	230	1,355
Total	$5,884	$5,174

Unpaid Claims

Activity in the liabilities for accident and health (“A&H”) and disability insurance benefits, including reserves for future policy benefits and unpaid claims and claims adjustment expenses, is summarized below:

	2020	2019

Net balance at January 1	$3,355	$3,321

Plus claims incurred related to:
Current year	437	665
Prior year	(59)	2,804
	377	3,469
Less claims paid related to:
Current year	14	62
Prior year	464	3,373
	478	3,435
Net balance at December 31	$3,255	$3,355

Balance as of December 31 included with:
Aggregate health reserves for accidents and health	$3,235	$3,260
Less other A&H reserves	-	-
Net A&H reserves	3,235	3,260
Plus A&H policy and contract claims	20	95
Less A&H policy and contract claims recoverable	-	-
Total A&H reserves	$3,255	$3,355

The Company estimates its liability for accident and health benefits based on historical claim payment patterns and attempts to provide for the inherent variability in claim patterns and severity.

6. Capital and Surplus

Life insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on various related risk factors. At December 31, 2020, the Company exceeds the RBC requirements.

Dividends on the Company’s stock are paid as declared by its Board of Directors. In general, dividends are not subject to prior approval from the New Hampshire Insurance Department, provided the Company’s earned surplus is positive and the declared dividend plus any dividends paid in the preceding twelve months do not exceed the lesser of 10% of total surplus or the amount of statutory operating earnings in the prior calendar year. The Company did not pay any dividends to stockholders in 2020 and 2019.

Non-admitted assets at December 31, 2020 and 2019, totaled $208,433 and $218,040, respectively.

7. Employee Benefit Plans

As part of the sale transaction of the Company to LNL, the Company participates in defined benefit pension plans that are sponsored by LNC and LNL for certain employees and agents. The Company did not incur any expenses related to these plans in 2019.

LNC and LNL’s sponsored plans that are in effect as of the acquisition date are summarized below:

Participation in Defined Contribution Plans

The Company participates in tax-qualified defined contribution plans for eligible employees and agents that are sponsored by LNC and LNL.

Participation in Deferred Compensation Plans

LNC and LNL sponsor non-qualified, unfunded, deferred compensation plans for certain current and former employees, agents and non-employee directors in which the Company participates.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  The Company’s expense increases or decreases in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.

Stock-Based Incentive Compensation Plans

The Company’s employees are included in LNC’s various incentive plans that provide for the issuance of stock options, stock appreciation rights, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and restricted stock units or non‑invested stock.  LNC has a policy of issuing new shares to satisfy option exercises.

8. Restrictions, Commitments, and Contingencies

Regulatory and Litigation Matters

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, the Company has received inquiries including requests for information and/or subpoenas from various authorities including the Securities and Exchange Commission, National Association of Securities Dealers, and the New Hampshire Attorney General. The Company is in the process of responding to, and in some cases has settled or is in the process of settling, these inquiries. The Company continues to cooperate fully with such authorities.

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company’s management continues to monitor the Company’s sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management’s opinion that future development will not materially affect the financial position of the Company.

Other Contingency Matters

The Company is involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of the Company in litigating or resolving through settlement of numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company’s financial condition.

Periodically, the Company is assessed by various state guaranty funds as part of those funds’ activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has established an asset for guaranty funds assessments, net of estimated future premium tax deductions, of $4,873 and $5,352 at December 31, 2020 and 2019, respectively, for those insolvencies or rehabilitations that have actually occurred prior to that date which are included in other admitted assets on the balance sheet. There are many uncertainties regarding the ultimate assessments that will be assessed and the period over which the assessments are expected to be paid by the Company. It is the Company’s opinion that the ultimate liability, if any, under these assessments will not have a material effect on the financial position of the Company.

The following is a reconciliation of the receivable for future premium tax deductions from December 31, 2019 to December 31, 2020:

a.	Assets recognized from paid and accrued premium tax offsets and
	policy surcharges prior year-end	$5,352

b.	Decreases current year:
	Premium tax offset applied	941

c.	Increases current year:
	Premium tax credits to be taken in future years	462

d.	Assets recognized from paid and accrued premium tax offsets and
	policy surcharges current year-end	$4,873

Undiscounted and discounted amounts of the guaranty fund assessments and related assets by insolvency applied at a discount rate of 3.5% at December 31, 2020 are as follows:

	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/American Network	$8,363	$3,060	$4,242	$1,671

The number of jurisdictions, ranges of years used to discount, and weighed average number of years of the discounting time period for payables and recoverables by insolvency at December 31, 2020 are as follows:

	Payables			Recoverables
	Number of		Weighted Average	Number of		Weighted Average
Name of the Insolvency	Jurisdictions	Range of Years	Number of Years	Jurisdictions	Range of Years	Number of Years
Penn Treaty/American Network	50	5-20	11	41	5-20	11

There are many uncertainties regarding the ultimate assessments that will be assessed and the period over which the assessments are expected to be paid by the Company. It is the Company’s opinion that the ultimate liability, if any, under these assessments will not have a material effect on the financial position of the Company.

At December 31, 2020, the Company $2,744 in outstanding commitments or contingent commitments to a Life Insurance Community Investment limited liability company.

Vulnerability from Concentrations

The Company obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of its principal reinsurers. The Company’s principal reinsurers are strongly rated companies, with Protective and LNL representing the largest exposures. At December 31, 2020, the Company’s total policy and contract liabilities on the balance sheets – statutory basis have been reduced in the amount of $12,440,475 for reinsurance ceded to Protective and $3,737,530 for reinsurance ceded to LNL.

As of December 31, 2020, the Company had an investment in Aegon Affordable Housing and Federal National Mortgage Association, with a carrying values of $32,266 and $ 31,199 or 2% of the Company’s bond portfolio.  As of December 31, 2019, the Company had an investment in Federal National Mortgage Association, with a carrying value of $37,848 or 1% of the Company’s bond portfolio. The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2020, the top two states, consisting of California and Texas, were 37% of such mortgages, or $383,751. At December 31, 2019, the top two states, consisting of California and Texas, were 37% of such mortgages, or $385,549.

At December 31, 2020 and 2019, the Company did not have a concentration of business transactions with a particular customer, lender, distributor, sources of supply of labor or services used in the business.

Commitments

The Company guarantees the full and punctual payment when due of any obligations of Liberty Assignment Corporation (collectively “the owners of the annuity contract”) to the annuity payee, arising out of or in connection with the purchase of the annuity contract.  These guarantees do not result in a material contingent exposure to the Company’s or any related party’s assets or liabilities.

Our investment commitments consisted of $0 and $60,000 of mortgage loans at December 31, 2020 and 2019.

9. Transactions with Affiliates

Cash, cash equivalents and short-term investments on the balance sheets – statutory basis include the Company’s participation in a short-term cash management program with LNC.  The Company had a receivable balance of $67,804 at December 31, 2020 and a payable balance of $31,936 at December 31, 2019.

The Company provides services to and receives services from affiliated companies, resulting in net receipts of ($421) and net payments of $1,698 in 2020 and 2019, respectively, which are included in underwriting, acquisition, insurance, and other expenses. The Company owed affiliates $505 and $2,703 at December 31, 2020 and 2019, respectively, related to these services, which is reported in payable to parent and affiliates in the accompanying statement of operations – statutory basis. At December 31, 2020 and 2019, the Company did not have any receivables related to these services.

The Company cedes business to affiliated companies. The caption “Life and annuity premiums” in the accompanying statements of operations – statutory basis has been reduced by $810,343 and $678,956 for premiums paid on these contracts in 2020 and 2019, respectively. The caption “Future policy benefits and claims” has been reduced by $237,376 and $192,298 related to reserve credits taken on these contracts as of December 31, 2020 and 2019, respectively.

10. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. All assets within the separate account are considered legally insulated from the general account, which prevents these assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2020, and 2019, the Company’s separate account statement included legally insulated assets of $56,259 and $54,900, respectively. The assets legally insulated from the general account as of December 31, 2020 are attributed to the following products/transactions:

		Separate
		Accounts
	Legally	Assets
	Insulated	(Not Legally
Product/Transaction	Assets	Insulated)

Variable life insurance products	$42,755	$-
Variable annuities	5,144	-
Separate account group annuities	8,360	-
Total	$56,259	$-

To compensate the general account for the risks taken, the separate account paid risk charges of $332, $371, $360, $346, and $326 during 2020, 2019, 2018, 2017, and 2016, respectively.

Separate account investments held by the Company consist primarily of other limited partnerships and mutual funds which are carried at fair value. None of the separate accounts has any minimum income guarantees, and the investment risks associated with fair value changes are borne entirely by the policyholder.

Amounts reflected in the nonguaranteed accounts were as follows as of and for the years ended December 31:

	2020	2019
Premiums, deposits, and other considerations	$1,860	$2,121
Reserves for accounts with assets at fair value	$56,259	$54,900
Reserves subject to discretionary withdrawal at fair value	$47,899	$44,139
Reserves not subject to discretionary withdrawal at fair value	$8,360	$10,761

A reconciliation of transfers to the Company from the separate accounts is as follows:

	Years Ended December 31,
	2020	2019
Transfers as reported in the summary of operations of
the separate accounts:
Transfers to separate accounts	$1,860	$2,121
Transfers from separate accounts	3,756	5,854
Net transfers to separate accounts	(1,895)	(3,733)
Reconciling adjustments:
Net transfers of reserves from (to) separate accounts	1,895	3,733
Net transfers to separate accounts as reported in the
statement of operations - statutory basis	$-	$-

11. Subsequent Events

Management evaluated subsequent events for the Company through May 27, 2021, the date the financial statements were available to be issued.  The Company is not aware of any subsequent events which would require recognition or disclosure in the financial statements.

Supplementary Information

(2020 Only)

Report of Independent Auditors on Supplementary Information

The Board of Directors

Lincoln Life Assurance Company of Boston

We have audited, in accordance with auditing standards generally accepted in the United States of America, the statutory-basis financial statements of Lincoln Life Assurance Company of Boston for the years ended December 31, 2020 and 2019, and have issued an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the New Hampshire Insurance Department thereon dated May 27, 2021. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, supplemental schedule of life and health reinsurance disclosures and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the statutory-basis financial statements as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Ernst & Young LLP

May 27, 2021

Lincoln Life Assurance Company of Boston
Supplemental Schedule of Selected
Financial Data – Statutory Basis
(In Thousands)

December 31,
2020
Gross investment income earned:
Bonds	110,459
Common stocks (unaffiliated)	6
Mortgage loans	49,738
Cash, cash equivalents and short-term investments	42
Other invested assets	42
Gross investment income	$160,288

Mortgage loans (book value) - Commercial mortgages	$1,032,630

Mortgage loans by standing (book value)	$1,029,131
Restructured mortgages	3,686
Overdue interest over 90 days	17
Valuation allowance	(204)
Good standing	$1,032,630

Bonds by maturity and class:
Bonds by maturity (statement value):
Due within 1 year or less	$279,182
Over 1 year through 5 years	1,125,891
Over 5 years through 10 years	1,275,523
Over 10 years through 20 years	181,558
Over 20 years	423,619
$3,285,773
Bonds by NAIC designation (statement value):
NAIC-1	$1,922,626
NAIC-2	1,299,269
NAIC-3	31,391
NAIC-4	32,487
Total by NAIC designation	$3,285,773
Total bonds publicly traded	$2,523,461
Total bonds privately placed	$762,312

Lincoln Life Assurance Company of Boston
Supplemental Schedule of Selected
Financial Data – Statutory Basis (continued)
(In Thousands)

Cash equivalents	$255
Cash on deposit	$(29,125)
Short-term investments (book value)	$67,804

Life insurance in-force:
Ordinary	$62,053,161
Group	$433,022,637

Amount of accidental death insurance in force under ordinary policies	$318,988

Life insurance policies with disability provisions in force:
Ordinary	$2,281
Group life	$353,955

Annuities
Ordinary:
Immediate - amount of income payable	$-
Deferred - fully paid - account balance	$-
Deferred - not fully paid - account balance	$-
Group:
Deferred - fully paid - account balance	$-

Accident and health insurance - premiums in force:
Group	$241

Lincoln Life Assurance Company of Boston
Supplemental Schedule of Selected
Financial Data – Statutory Basis (continued)
(In Thousands)

Deposit funds and dividend accumulations:
Deposit funds - account balance	$-
Dividend accumulations - account balance	$-
Claim payments 2020:
Group accident and health:
2020	$14
2019	$195
2018	$-
2017	$269
2016	$-
Prior	$-

Other accident and health:
2020	$-
2019	$-
2018	$-
2017	$-
2016	$-
Prior	$-

Lincoln Life Assurance Company of Boston

Investment Risk Interrogatories – Statutory Basis

December 31, 2020

(In Thousands)

1.The Company’s total admitted assets (excluding separate account assets) as reported on Page 2 of its Annual Statement is $4,416,606.

2.Following are the ten largest exposures to a single issuer/borrower/investment, by investment category, excluding U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as exempt:

				Percentage
				of Total
		Description		Admitted
	Issuer	of Exposure	Amount	Assets

a.	Aegon Asset Management	Bond	$32,266	0.731%
b.	Federal Home Loan Mortgage Corporation	Bond	31,199	0.706
c.	The Bank of New York Mellon Corporation	Bond	28,873	0.654
d.	Pinnacle West Capital Corporation	Bond	24,411	0.553
e.	Apple, Inc.	Bond	23,025	0.521
f.	CME Group, Inc.	Bond	22,543	0.510
g.	Bayer AG	Bond	22,204	0.503
h.	The Charles Schwab Corporation	Bond	21,248	0.481
i.	Otis Worldwide Corporation	Bond	20,739	0.470
j.	General Mills, Inc.	Bond	19,963	0.452

3.The Company’s total admitted assets held in bonds, including assets receiving bond treatment, by NAIC designation are:

Bonds

		Percentage
		of Total
NAIC		Admitted
Designation	Amount	Assets

NAIC-1	$1,922,626	43.532%
NAIC-2	1,299,269	29.418
NAIC-3	31,391	0.711
NAIC-4	32,487	0.736
	$3,285,773

4.

Following in items 5–10 below are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies, which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions), including: (i) foreign-currency-denominated investments of $0 supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (ii) Canadian investments and currency exposure.

5.Aggregate foreign investment exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets

i.	Countries rated NAIC-1	$435,964	9.871%
ii.	Countries rated NAIC-2	23,346	0.529
		$459,310

6.Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
i.	Countries rated NAIC-1:
	Country: United Kingdom	$139,179	3.151%
	Country: Netherlands	79,710	1.805

ii.	Countries rated NAIC-2:
	Country: Mexico	11,139	0.252
	Country: Italy	7,111	0.161

7.Assets held in investments with unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

8.Assets held in investments with unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

9.Assets held in investments with unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

10.Ten largest non-sovereign (i.e., non-governmental) foreign issues:

				Percentage
				of Total
		NAIC		Admitted
	Issuer	Designation	Amount	Assets

a.	NXP BV/NXP Funding LLC	2CFE	$18,922	0.428%
b.	BAE Systems PLC	2BFE	18,424	0.417
c.	Deutsche Telekom AG	2AFE	15,383	0.348
d.	Reckitt Benckiser Group PLC	1GFE	15,256	0.345
e.	Groupe BPCE	1EFE	14,156	0.321
f.	UBS Group AG	1DFE	13,308	0.301
g.	IHS Markit Ltd.	3AFE	13,096	0.297

h.	Nationwide Building Society	2AFE	10,784	0.244
i.	Telstra Corporation Limited	1GFE	10,441	0.236
j.	Danone S.A.	2AFE	10,143	0.230

11.Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

13.Assets held in equity interests are less than 2.5% of the Company’s total admitted assets.

14.Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

16.With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are presented below.  The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

			Percentage
			of Total
			Admitted
	Type of Property	Amount	Assets

a.	Commercial	$9,647	0.218%
b.	Commercial	8,442	0.191
c.	Commercial	8,323	0.188
d.	Commercial	8,077	0.183
e.	Commercial	4,758	0.108
f.	Commercial	4,500	0.102
g.	Commercial	4,422	0.100
h.	Commercial	4,414	0.100
i.	Commercial	4,337	0.098
j.	Commercial	4,200	0.095

The amount and percentage of the Company’s total admitted assets held in the following categories of mortgage loans:

Type/Property	Amount	Percentage of Total Admitted Assets

Construction loans	$-	0.000%
Mortgage loans over 90 days past due	17	0.000
Mortgage loans in the process of foreclosure	-	0.000
Mortgage loans foreclosed	-	0.000
Restructured mortgage loans	3,686	0.083

17.Aggregate commercial mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date are as follows:

			Percentage
			of Total
			Admitted
	Loan-to-Value	Amount	Assets

i.	Above 95%	$-	0.000%
ii.	91% to 95%	-	0.000
iii.	81% to 90%	-	0.000
iv.	71% to 80%	76,665	1.736
v.	Below 70%	955,965	21.645
		$1,032,630

18.Assets held in real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.Assets held in investments held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.The Company’s total admitted assets are not subject to securities lending agreements, repurchase agreements, reverse repurchase agreements, dollar repurchase agreements, or dollar reverse repurchase agreements.

21.The Company has no warrants not attached to other financial instruments, options, caps, or floors.

22.The Company’s total admitted assets do not have any potential exposure for collars, swaps, or forwards.

23.The Company’s total admitted assets do not have any potential exposure for futures contracts.

Lincoln Life Assurance Company of Boston
Summary Investment Schedule – Statutory Basis
December 31 2020
			Admitted Assets as
	Gross Investment		Reported in the
	Holdings*		Annual Statement
		Percentage		Percentage
		of Gross		of Admitted
		Investment		Invested
Investment Categories	Amount	Holdings	Amount	Assets
	(In Thousands)		(In Thousands)
Long-Term Bonds (Schedule D, Part 1):
U.S. Governments	$42,142	1%	$42,142	1%
All Other Governments	14,482	-	14,482	-
U.S. States, Territories and Possessions, etc.	57,623	1	57,623	1
U.S. Political Subdivisions of States, Territories and		-		-
Possessions, Guaranteed	12,046	-	12,046	-
U.S. Special Revenue and Special Assessment		-		-
Obligations, etc., Non-Guaranteed	207,544	5	207,544	5
Industrial and Miscellaneous	2,884,132	67	2,884,132	67
Hybrid Securities		-		-
Common Stocks (Schedule D, Part 2, Section 2):		-		-
Industrial and Miscellaneous Other (Unaffiliated)	202	-	202	-
Parent, Subsidiaries and Affiliates Other	158	-	158	-
Mortgage Loans (Schedule B):		-		-
Commercial Mortgages	1,032,834	24	1,032,834	24
Total Valuation Allowance	(204)	-	(204)	-
Cash, Cash Equivalents, and Short-Term		-		-
Investments:		-		-
Cash (Schedule E, Part 1)	(29,125)	-	(29,125)	-
Cash Equivalents (Schedule E, Part 2)	255	-	255	-

Short-Term Investments (Schedule DA)	67,804	2	67,804	2
Derivatives (Schedule DB)		-		-
Other Invested Assets (Schedule BA)	2,795	-	2,795	-

Total Invested Assets	$4,292,688	100%	$4,292,688	100%

* Gross investment holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

Lincoln Life Assurance Company of Boston
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has Lincoln Life and Assurance Company of Boston reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes  No X

If yes, indicate the number of reinsurance contracts to which such provisions apply:__________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes  No  N/A 

2.

Has Lincoln Life and Assurance Company of Boston reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes  No X

If yes, indicate the number of reinsurance contracts to which such provisions apply:_________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes  No  N/A 

3.

Does Lincoln Life and Assurance Company of Boston have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes  No X

4.

Has Lincoln Life and Assurance Company of Boston reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of Contract:	Response:	Indentify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized ?

Assumption reinsurance - new for the reporting period	Yes  No X		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes  No X		N/A

5.

Has Lincoln Life and Assurance Company of Boston ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes  No X N/A 

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes  No X N/A 

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

N/A_____________________________________________________________________________

Lincoln Life Assurance Company of Boston

Note to Supplementary Information

Note – Basis of Presentation

The accompanying supplemental schedules present selected statutory-basis financial data as of December 31, 2020 and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Purposes Manual, agree to or are included in the amounts reported in the Lincoln Life Assurance Company of Boston’s 2020 Statutory Annual Statement as filed with the State of New Hampshire.

Captions that represented amounts that were not applicable to Lincoln Life Assurance Company of Boston were omitted from the Supplemental Schedules and Interrogatories.